                 S.T.A.R.S. (SAVE TO ACHIEVE RETIREMENT SUCCESS)

                           JANUARY 1, 2002 RESTATEMENT

                                    PREAMBLE

The S.T.A.R.S. (Save to Achieve Retirement Success), originally effective as of
January 1, 1939, is hereby amended and restated in its entirety. Except as otherwise specifically provided in Article XXIII, this amendment and restatement shall be effective as of January 1, 2002. The Plan, as amended and restated
hereby, is intended to qualify as a profit-sharing plan under Code Section
401(a), and includes a cash or deferred arrangement that is intended to qualify under Code Section 401(k). The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Notwithstanding any other provision of the Plan to the contrary, a Participant's vested interest in his Account under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his account on the day immediately preceding the effective date. In addition to the provisions otherwise set forth in this amendment and restatement of the Plan, the provisions in effect under the Plan prior to this amendment and restatement, as set forth in an Addendum to the Plan, shall continue in effect as if otherwise set forth in the Plan in the manner and for the periods set forth in the Addendum. Any provision of the Plan that restricted or limited withdrawals, loans, or other distributions, or otherwise required separate accounting with respect to any portion of a Participant's Account immediately prior to the later of the effective date of this amendment and restatement or the date this amendment and restatement is adopted and the elimination of which would adversely affect the qualification of the Plan under Code Section 401 (a) shall continue in effect with respect to such portion of the Participant's Account as if fully set forth in this amendment and restatement.

Any sample amendment adopted by the Sponsor prior to this amendment and restatement for purposes of complying with EGTRRA shall continue in effect after this amendment and restatement.

                                    ARTICLE I

                                   DEFINITIONS

1.1      PLAN DEFINITIONS

As used herein, the following words and phrases have the meanings hereinafter set forth, unless a different meaning is plainly required by the context:

An "ACCOUNT" means the account maintained by the Trustee in the name of a
Participant that reflects his interest in the Trust and any Sub-Accounts maintained thereunder, as provided in Article VIII.

An "ADMINISTRATIVE DELEGATE" means one or more persons or institutions to which the Administrator has delegated certain administrative functions pursuant to a written agreement.

The "ADMINISTRATOR" means the Sponsor unless the Sponsor designates another person or persons to act as such.

An "AFTER-TAX CONTRIBUTION" means any after-tax employee contribution made by a
Participant to the Plan as may be permitted under Article V or as may have been permitted under the terms of the Plan prior to this amendment and restatement or any after-tax employee contribution made by a Participant to another plan that is transferred directly to the Plan.

The "BENEFICIARY" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the
Participant dies before receiving distribution of his entire interest under the
Plan.

A Participant's "BENEFIT PAYMENT DATE" means the first day on which all events have occurred which entitle the Participant to receive payment of his benefit.

A "BREAK IN SERVICE" means any "computation period" (as defined in Section 2.1 for purposes of determining years of Vesting Service) during which a person completes fewer than 501 Hours of Service except that no person shall incur a
Break in Service solely by reason of temporary absence from work not exceeding
12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Company pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

The "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a Code section includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

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The "COMPENSATION" of a Participant for any period means his wages, salaries, fees for professional service, and all other amounts received for personal services actually rendered in the course of employment with an Employer paid to him for such period for services as an Employee, but excluding (i) contributions made by the Participant's Employer to a plan of deferred compensation to the extent that, before application of the limitations of Code Section 415 to such plan, the contributions are not includible in the gross income of the
Participant for the taxable year in which contributed, (ii) contributions made by the Employer to a simplified employee pension described in Code Section
408(k), (iii) any distributions from a plan of deferred compensation (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the Participant), (iv) amounts received from the exercise of a non-qualified stock option or when restricted stock held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture, (v) amounts received from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option, (vi) any other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), and (vii)
contributions made by the Employer (whether or not pursuant to a salary reduction agreement) towards the purchase of an annuity described in Code
Section 403 (b) (whether or not the amounts are excludable from the gross income of the Participant).

Notwithstanding the foregoing, Compensation shall not include Tuition
Reimbursements, Relocation Allowance and Service Awards.

Notwithstanding the foregoing, Compensation includes any amount that would have been included in the foregoing description, but for the Participant's election to defer payment of such amount under Code Section 125, 402(e)(3), 402(h)(1)(B),
403(b), or 457(b) and certain contributions described in Code Section 414(h)(2)
that are picked up by the employing unit and treated as employer contributions.
Effective for Plan Years beginning on and after January 1, 2001, Compensation shall also include any amount that is not included in the Participant's taxable gross income pursuant to Code Section 132(f).

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed $150,000 (subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on Compensation for a period of at least 12 months.

                                       3

A "CONTRIBUTION PERIOD" means the period specified in Article VI for which
Employer Contributions shall be made.

"DISABLED" means a Participant can no longer continue in the service of his employer because of a mental or physical condition that is likely to result in death or is expected to continue for a period of at least six months. A
Participant shall be considered Disabled only if the Administrator determines he is Disabled based on a written certificate of a physician acceptable to it.

An "ELIGIBLE EMPLOYEE" means any Employee who has met the eligibility requirements of Article III to participate in the Plan.

The "ELIGIBILITY SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III.

An "EMPLOYEE" means any person who is classified by an Employer, in accordance with its payroll records, as an employee of the Employer, other than any such person who is either (i) covered by a collective bargaining agreement that does not specifically provide for coverage under the Plan or (ii) a nonresident alien who does not receive United States source income. Any individual who is not treated by an Employer as a common law employee of the Employer shall be excluded from Plan participation even if a court or administrative agency determines that such individual is a common law employee and not an independent contractor.

An "EMPLOYER" means the Sponsor and any entity which has adopted the Plan as may be provided under Article XX.

An "EMPLOYER CONTRIBUTION" means the amount, if any, that an Employer contributes to the Plan as may be provided under Article VI or Article XXII.

An "ENROLLMENT DATE" means date of hire for salaried Employees who are exempt from the overtime requirements of the Fair Labor Standard Act and who are not
Highly Compensated Employees. If such employee subsequently becomes a Highly
Compensated Employee, participation will be suspended for that employee until the employee has completed the eligibility requirements for the Plan. For all other Employees (hourly employees and Highly Compensated Employees) Enrollment
Date means the January 1 or July 1 after completing the eligibility requirements for the Plan.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

A "HIGHLY COMPENSATED EMPLOYEE" means any Employee or former Employee who is a
"highly compensated active employee" or a "highly compensated former employee"
as defined hereunder.

                                       4

A "highly compensated active employee" includes any Employee who performs services for an Employer or any Related Company during the Plan Year and who (1)
was a five percent owner at any time during the Plan Year or the "look back year" or (ii) received "compensation" from the Employers and Related Companies during the "look back year" in excess of $80,000 (subject to adjustment annually at the same time and in the same manner as under Code Section 415(d)).

A "highly compensated former employee" includes any Employee who (1) separated from service from an Employer and all Related Companies (or is deemed to have separated from service from an Employer and all Related Companies) prior to the
Plan Year, (2) performed no services for an Employer or any Related Company during the Plan Year, and (3) was a "highly compensated active employee" for either the separation year or any Plan Year ending on or after the date the
Employee attains age 55, as determined under the rules in effect under Code
Section 414(q) for such year.

The determination of who is a Highly Compensated Employee hereunder shall be made in accordance with the provisions of Code Section 414(q) and regulations issued thereunder.

For purposes of this definition, the following terms have the following meanings:

(a)  An employee's "compensation" means compensation as defined in Code Section
     415(c)(3) and regulations issued thereunder.

(b)  The "look back year" means the 12-month period immediately preceding the
     Plan Year.

An "HOUR OF SERVICE" with respect to a person means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

An "INVESTMENT FUND" means any separate investment Trust Fund maintained by the
Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are
Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

A "MATCHING CONTRIBUTION" means any Employer Contribution made to the Plan on account of a Participant's Tax-Deferred Contributions as provided in Article VI.

The "NORMAL RETIREMENT DATE" of an employee means the later of the date he attains age 65 or the fifth anniversary of the date he commenced participation in the Plan.

A "PARTICIPANT" means any person who has an Account in the Trust.

The "PLAN" means the S.T.A.R.S. (Save to Achieve Retirement Success), as from time to time in effect.

                                       5

A "PLAN YEAR" means the 12-consecutive-month period ending each December 3l.

A "PREDECESSOR EMPLOYER" means any company that is a predecessor organization to an Employer under the Code, provided that the Employer maintains a plan of such predecessor organization. In addition, a Predecessor Employer includes the following: MCA, Inc., Rank Organization, PLC, Ewing Company, Blackstone Group LP
and prior to sale of its interest in the Company, and their related Employers, and any other Employer so designated by the Administrator.

A "PROFIT-SHARING CONTRIBUTION" means any Employer Contribution made to the Plan as provided in Article VI, other than Matching Contributions and Qualified
Nonelective Contributions.

A "QUALIFIED NONELECTIVE CONTRIBUTION" means any Employer Contribution made to the Plan as provided in Article VI that is 100 percent vested when made and may be taken into account to satisfy the limitations on Tax-Deferred Contributions and/or Matching Contributions made by or on behalf of Highly Compensated
Employees under Article VII.

A "RELATED COMPANY" means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Code
Section 414.

A Participant's "REQUIRED BEGINNING DATE" means the following:

(a)  for a Participant who is not a "five percent owner", April 1 of the calendar year following the calendar year in which occurs the later of the
     Participant's (i) attainment of age 70 1/2 or (ii) Settlement Date.

(b)  for a Participant who is a "five percent owner", April 1 of the calendar year following the calendar year in which the Participant attains age 70
     1/2.

A Participant is a "five percent owner" if he is a five percent owner, as defined in Code Section 416(i) and determined in accordance with Code Section
416, but without regard to whether the Plan is top-heavy, for the Plan Year ending with or within the calendar year in which the Participant attains age 70
1/2. The Required Beginning Date of a Participant who is a "five percent owner"
hereunder shall not be redetermined if the Participant ceases to be a five percent owner as defined in Code Section 416(1) with respect to any subsequent
Plan Year.

A "ROLLOVER CONTRIBUTION" means any rollover contribution to the Plan made by a
Participant as may be permitted under Article V.

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A "SAFE HARBOR MATCHING CONTRIBUTION" means any Matching Contribution designated as such and made to the Plan as provided in Article VI that meets the requirements of Code Section 401(k)(12)(B).

The "SETTLEMENT DATE" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

The "SPONSOR" means Universal City Development Partners, LP d/b/a Universal
Orlando now known as Universal City Development Partners, Ltd. d/b/a Universal
Orlando, and any successor thereto.

A "SUB-ACCOUNT" means any of the individual sub-accounts of a Participant's
Account that is maintained as provided in Article VIII.

A "TAX-DEFERRED CONTRIBUTION" means the amount contributed to the Plan on a
Participant's behalf by his Employer in accordance with Article IV.

A "TRANSFER CONTRIBUTION" means any amount transferred to the Plan on an
Employee's behalf directly from another qualified plan pursuant to a trust to trust transfer as provided in Section 21.20.

The "TRUST" means the trust maintained by the Trustee under the Trust Agreement.

The "TRUST AGREEMENT" means the agreement entered into between the Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto.

The "TRUSTEE" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement. The Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in ERISA Section 405(c)(3), and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

A "TRUST FUND" means any fund maintained under the Trust by the Trustee.

A "VALUATION DATE" means any day the New York Stock Exchange is open for business or any other date selected by the Plan Sponsor and agreed to by the
Trustee.

The "VESTING SERVICE" of an employee means the period or periods of service credited to him under the provisions of Article 11 for purposes of determining his vested interest in his Employer

                                       7

Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

1.2      INTERPRETATION

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

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                                   ARTICLE II

                                     SERVICE

2.1      SPECIAL DEFINITIONS

For purposes of this Article, the following terms have the following meanings.

A "COMPUTATION PERIOD" for purposes of determining an employee's years of
Eligibility Service means (i) the 12-consecutive-month period beginning on the first date he completes an Hour of Service, and (ii) each Plan Year beginning after such date; provided, however, that if an employee first completed an Hour of Service prior to the effective date of the Plan, a Plan Year shall not mean any short Plan Year beginning on the effective date of the Plan, if any, but shall mean any 12-consecutive-month period beginning before the effective date of the Plan that would have been a Plan Year if the Plan had been in effect.

A "COMPUTATION PERIOD" for purposes of determining an employee's years of
Vesting Service means each Plan Year; provided, however, that if an employee first completed an Hour of Service prior to the effective date of the Plan, a
Plan Year shall not mean any short Plan Year beginning on the effective date of the Plan, if any, but shall mean any 12-consecutive-month period beginning before the effective date of the Plan that would have been a Plan Year if the
Plan had been in effect.

A "MATERNITY/PATERNITY ABSENCE" means a person's absence from employment with an
Employer or a Related Company because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a maternity/paternity absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

2.2      CREDITING OF HOURS OF SERVICE

A person shall be credited with an Hour of Service for:

(a)  Each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Predecessor Employer, or a Related Company
     during the applicable period; provided, however, that hours compensated at a premium rate shall be treated as straight-time hours.

(b)  Subject to the provisions of Section 2.3, each hour for which he is paid, or entitled to payment, by an Employer, a Predecessor Employer, or a
     Related Company on account of

                                       9

     a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence.

(c)  Each hour for which he would have been scheduled to work for an Employer, a
     Predecessor Employer, or a Related Company during the period that he is absent from work because of service with the armed forces of the United
     States provided he is eligible for reemployment rights under the Uniformed
     Services Employment and Reemployment Rights Act of 1994 and returns to work with an Employer or a Related Company within the period during which he retains such reemployment rights; provided, however, that the same Hour of
     Service shall not be credited under paragraph (b) of this Section and under this paragraph (c).

(d)  Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, a Predecessor Employer, or a
     Related Company; provided, however, that the same Hour of Service shall not be credited both under paragraph (a) or (b) or (c) of this Section, as the case may be, and under this paragraph (d); and provided, further, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in such paragraph (b) shall be subject to the limitations set forth therein and in Section 2.3.

(e)  Solely for purposes of determining whether a person who is on a
     "maternity/paternity absence" has incurred a Break in Service for a
     "computation period", Hours of Service shall include those hours with which such person would otherwise have been credited but for such
     "maternity/paternity absence", or shall include eight Hours of Service for each day of "maternity/paternity absence" if the actual hours to be credited cannot be determined; except that not more than the minimum number of hours required to prevent a Break in Service shall be credited by reason of any "maternity/paternity absence"; provided, however, that any hours included as Hours of Service pursuant to this paragraph shall be credited to the "computation period" in which the absence from employment begins, if such person otherwise would incur a Break in Service in such "computation period", or, in any other case, to the immediately following "computation period".

(f)  Solely for purposes of determining whether he has incurred a Break in
     Service, each hour for which he would have been scheduled to work for an
     Employer, a Predecessor Employer, or a Related Company during the period of time that he is absent from work on an approved leave of absence pursuant to the Family and Medical Leave Act of 1993; provided, however, that Hours of Service shall not be credited to an employee under this paragraph if the employee fails to return to employment with an Employer or a Related
     Company following such leave.

                                       10

Except as otherwise specifically provided with respect to Predecessor Employers,
Hours of Service shall not be credited for employment with a corporation or business prior to the date such corporation or business becomes a Related
Company.

2.3      LIMITATIONS ON CREDITING OF HOURS OF SERVICE

In the application of the provisions of paragraph (b) of Section 2.2, the following shall apply:

(a)  An hour for which a person is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers'
     compensation, unemployment compensation, or disability insurance laws.

(b)  Hours of Service shall not be credited with respect to a payment which solely reimburses a person for medical or medically-related expenses incurred by him.

(c)  A payment shall be deemed to be made by or due from an Employer, a
     Predecessor Employer, or a Related Company (i) regardless of whether such payment is made by or due from such employer directly or indirectly, through (among others) a trust fund or insurer to which any such employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

(d)  No more than 501 Hours of Service shall be credited to a person on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single "computation period"), unless no duties are performed due to service with the armed forces of the United
     States for which the person retains reemployment rights as provided in paragraph (c) of Section 2.2.

2.4      DEPARTMENT OF LABOR RULES

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations
Section 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to particular periods, are hereby incorporated into the Plan by reference.

2.5      YEARS OF ELIGIBILITY SERVICE

An employee shall be credited with a year of Eligibility Service for each
"computation period" in which he completes at least 1,000 Hours of Service.

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2.6      YEARS OF VESTING SERVICE

An employee shall be credited with a year of Vesting Service for each
"computation period" during which he completes at least 1,000 Hours of Service.

2.7      EXCLUSION OF VESTING SERVICE COMPLETED FOLLOWING A BREAK FOR
         DETERMINING VESTED INTEREST IN PRIOR ACCRUED BENEFIT

Notwithstanding any other provision of the Plan to the contrary, Vesting Service completed by an Employee after a Break in Service shall not be included in determining his vested interest in his Account attributable to employment prior to such Break in Service if the number of his consecutive Breaks in Service is five or more.

2.8      CREDITING OF HOURS OF SERVICE WITH RESPECT TO SHORT COMPUTATION PERIODS

The following provisions shall apply with respect to crediting Hours of Service with respect to any short "computation period":

(a)  For purposes of this Article, the following terms have the following meanings:

     (i)  An "old computation period" means any "computation period" that ends immediately prior to a change in the "computation period".

     (ii) A "short computation period" means any "computation period" of fewer than 12 consecutive months.

(b)  Notwithstanding any other provision of the Plan to the contrary, no person shall incur a Break in Service for a short "computation period" solely because of such short "computation period".

(c)  For purposes of determining the years of Eligibility Service to be credited to an Employee, a "computation period" shall not include the "short computation period", but shall include the 12-consecutive-month period ending on the last day of the "short computation period" and the
     12-consecutive-month period ending on the first anniversary of the last day of the "old computation period"; provided, however, that no more than one year of Eligibility Service shall be credited to an Employee with respect to such periods.

(d)  For purposes of determining the years of Vesting Service to be credited to an Employee, a "computation period" shall not include the "short computation period", but if an Employee completes at least 1,000 Hours of
     Service in the 12-consecutive-month period beginning on the first day of the "short computation period", such Employee shall be credited with a year of Vesting Service for such 12-consecutive-month period.

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2.9      CREDITING OF SERVICE ON TRANSFER OR AMENDMENT

Notwithstanding any other provision of the Plan to the contrary, if an Employee is transferred from employment covered under a qualified plan maintained by an
Employer or a Related Company for which service is credited based on elapsed time in accordance with Treasury Regulations Section 1.410(a)-7 to employment covered under the Plan or, prior to amendment, the Plan provided for crediting of service on the basis of elapsed time in accordance with Treasury Regulations
Section 1.410(a)-7, an affected Employee shall be credited with Eligibility
Service and Vesting Service hereunder as provided in Treasury Regulations
Section 1.410(a)-7(f)(1).

2.10     CREDITING OF SERVICE TO LEASED EMPLOYEES

Notwithstanding any other provision of the Plan to the contrary, a "leased employee" working for an Employer or a Related Company (other than an
"excludable leased employee") shall be considered an employee of such Employer or Related Company for purposes of Eligibility and Vesting Service crediting under the Plan, but shall not be eligible to participate in the Plan. Such
"leased employee" shall also be considered an employee of such Employer or
Related Company for purposes of applying Code Sections 401(a)(3), (4), (7), and
(16), and 408(k), 415, and 416.

A "leased employee" means any person who performs services for an Employer or a
Related Company (the "recipient") (other than an employee of the "recipient")
pursuant to an agreement between the "recipient" and any other person (the
"leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are performed under primary direction of or control by the "recipient". An "excludable leased employee"
means any "leased employee" of the "recipient" who is covered by a money purchase pension plan maintained by the "leasing organization" which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the "leasing organization" (other than employees who perform substantially all of their services for the "leasing organization" or whose compensation from the "leasing organization" in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that "leased employees" do not constitute more than 20 percent of the "recipient's" nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a
"leased employee" by the "leasing organization" that are attributable to services performed for the "recipient" shall be treated as provided by the
"recipient".

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                                   ARTICLE III

                                   ELIGIBILITY

3.1      ELIGIBILITY

Each Employee who was an Eligible Employee immediately prior to January 1, 2002 shall continue to be an Eligible Employee on January l, 2002. Each other
Employee shall become an Eligible Employee as of the Enrollment Date coinciding with or next following:

(a)  For any salaried Employee who is exempt from the overtime requirements of the Fair Labor Standards Act and who is not a Highly Compensated Employee,
     his date of hire as an Employee.

(b)  For any other Employee (hourly and Highly Compensated Employees), the date on which he has completed one year of Eligibility Service.

3.2      TRANSFERS OF EMPLOYMENT

If a person is transferred directly from employment with an Employer or with a
Related Company in a capacity other than as an Employee to employment as an
Employee, he shall become an Eligible Employee as of the date he is so transferred if prior to an Enrollment Date coinciding with or preceding such transfer date he has met the eligibility requirements of Section 3.1. Otherwise, the eligibility of a person who is so transferred to participate in the Plan shall be determined in accordance with Section 3.1.

3.3      REEMPLOYMENT

If a person who terminated employment with an Employer and all Related Companies is reemployed as an Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed. Otherwise, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to participate in the Plan shall be determined in accordance with Section 3.1 or 3.2.

3.4      NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES

Each Employer shall notify the Administrator as soon as practicable of Employees becoming Eligible Employees as of any date.

                                       14

3.5      EFFECT AND DURATION

Upon becoming an Eligible Employee, an Employee shall be entitled to make
Tax-Deferred Contributions to the Plan in accordance with the provisions of
Article IV and receive allocations of Employer Contributions in accordance with the provisions of Article VI (provided he meets any applicable requirements thereunder) and shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee eligible to make Tax-Deferred Contributions to the Plan and to participate in allocations of
Employer Contributions only so long as he continues employment as an Employee.

                                       15

                                   ARTICLE IV

                           TAX-DEFERRED CONTRIBUTIONS

4.1      TAX-DEFERRED CONTRIBUTIONS

Effective as of the date he becomes an Eligible Employee, each Eligible Employee may elect, in accordance with rules prescribed by the Administrator, to have
Tax-Deferred Contributions made to the Plan on his behalf by his Employer as hereinafter provided. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and to make
Tax-Deferred Contributions on his behalf. An Eligible Employee who elects not to have Tax-Deferred Contributions made to the Plan as of the first Enrollment Date he becomes eligible to participate may change his election by amending his reduction authorization as prescribed in this Article.

Tax-Deferred Contributions on behalf of an Eligible Employee shall commence as soon as administratively practicable on or after the date on which his election is effective.

4.2      AMOUNT OF TAX-DEFERRED CONTRIBUTIONS

The amount of Tax-Deferred Contributions to be made to the Plan on behalf of an
Eligible Employee by his Employer shall be an integral percentage of his
Compensation of not less than one percent nor more than twenty percent. In the event an Eligible Employee elects to have his Employer make Tax-Deferred
Contributions on his behalf, his Compensation shall be reduced for each payroll period by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of his currently effective reduction authorization.

4.3      AMENDMENTS TO REDUCTION AUTHORIZATION

An Eligible Employee may elect, in the manner prescribed by the Administrator, to change the amount of his future Compensation that his Employer contributes on his behalf as Tax-Deferred Contributions. An Eligible Employee may amend his reduction authorization at such time or times during the Plan Year as the
Administrator may prescribe by giving such number of days advance notice of his election as the Administrator may prescribe. An Eligible Employee who amends his reduction authorization shall be limited to selecting an amount of his
Compensation that is otherwise permitted under this Article IV. Tax-Deferred
Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his properly amended reduction authorization commencing with
Compensation paid to the Eligible Employee on or after the date such amendment is effective, until otherwise altered or terminated in accordance with the Plan.

4.4      SUSPENSION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee on whose behalf Tax-Deferred Contributions are being made may elect, in the manner prescribed by the Administrator, to have such contributions suspended at any time by

                                       16

giving such number of days advance notice of his election as the Administrator may prescribe. Any such voluntary suspension shall take effect commencing with
Compensation paid to such Eligible Employee on or after the expiration of the required notice period and shall remain in effect until Tax-Deferred
Contributions are resumed as hereinafter set forth.

4.5      RESUMPTION OF TAX-DEFERRED CONTRIBUTIONS

An Eligible Employee who has voluntarily suspended his Tax-Deferred
Contributions may elect, in the manner prescribed by the Administrator, to have such contributions resumed. An Eligible Employee may make such election at such time or times during the Plan Year as the Administrator may prescribe, by giving such number of days advance notice of his election as the Administrator may prescribe.

4.6      DELIVERY OF TAX-DEFERRED CONTRIBUTIONS

As soon after the date an amount would otherwise be paid to an Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all Tax-Deferred Contributions attributable to such amounts.

4.7      VESTING OF TAX-DEFERRED CONTRIBUTIONS

A Participant's vested interest in his Tax-Deferred Contributions Sub-Account shall be at all times 100 percent.

                                       17

                                   ARTICLE V

                      AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1      NO AFTER-TAX CONTRIBUTIONS

There shall be no After-Tax Contributions made to the Plan.

5.2      ROLLOVER CONTRIBUTIONS

An Employee who was a participant in a plan qualified under Code Section 401 and who receives (or is eligible to receive) a cash distribution from such plan that he elects either (1) to roll over immediately to a qualified retirement plan or
(ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Code Section 402(c) or 408(d)(3)(A) to roll over such distribution to another qualified retirement plan. The Administrator may require an Employee to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to another qualified retirement plan. An Employee shall make a Rollover Contribution to the
Plan by delivering, or causing to be delivered, to the Trustee the cash that constitutes the Rollover Contribution amount. If the Employee received a cash distribution that he is rolling over, such delivery must be made within 60 days of receipt of the distribution from the plan or from the conduit IRA in the manner prescribed by the Administrator.

5.3      VESTING OF ROLLOVER CONTRIBUTIONS

A Participant's vested interest in his Rollover Contributions Sub-Account shall be at all times 100 percent.

                                       18

                                   ARTICLE VI

                             EMPLOYER CONTRIBUTIONS

6.1      CONTRIBUTION PERIOD

The Contribution Periods for Employer Contributions shall be as follows:

(a)  The Contribution Period for Safe Harbor Matching Contributions is each payroll period.

(b)  The Contribution Period for Qualified Nonelective Contributions under the
     Plan is each Plan Year.

(c)  The Contribution Period for Profit-Sharing Contributions under the Plan is each Plan Year.

6.2      PROFIT-SHARING CONTRIBUTIONS

Each Employer may, in its discretion, make a Profit-Sharing Contribution to the
Plan for the Contribution Period in an amount determined by the Employer.

6.3      ALLOCATION OF PROFIT-SHARING CONTRIBUTIONS

Any Profit-Sharing Contribution made by an Employer for a Contribution Period shall be allocated among its Eligible Employees during the Contribution Period who have met the allocation requirements for Profit-Sharing Contributions described in this Article. The allocable share of each such Eligible Employee shall be in the ratio which his Compensation from the Employer for the
Contribution Period bears to the aggregate of such Compensation for all such
Eligible Employees.

Notwithstanding any other provision of the Plan to the contrary, Compensation earned by an Eligible Employee during a Contribution Period, but prior to the date on which the Employee first became an Eligible Employee shall be excluded in determining the Eligible Employee's allocable share of any Profit-Sharing
Contribution made for the Contribution Period.

6.4      QUALIFIED NONELECTIVE CONTRIBUTIONS

Each Employer may, in its discretion, make a Qualified Nonelective Contribution to the Plan for the Contribution Period in an amount determined by the Employer.

                                       19

6.5      ALLOCATION OF QUALIFIED NONELECTIVE CONTRIBUTIONS

Any Qualified Nonelective Contribution made by an Employer for a Contribution
Period shall be allocated among its Eligible Employees during the Contribution
Period who have met the allocation requirements for Qualified Nonelective
Contributions described in this Article, other than any such Eligible Employee who is a Highly Compensated Employee. The allocable share of each such Eligible
Employee shall be determined as follows:

(a)  the Eligible Employee with the least "test compensation", as defined in
     Section 7.1, shall receive an allocation equal to the lower of:

     (i)  the maximum contribution permitted to be made to the Plan on his behalf under Code Section 415, taking into account any contributions already made on his behalf; or

     (ii) the full amount of the Qualified Nonelective Contribution made by the
          Employer for the Contribution Period.

(b)  If any Qualified Nonelective Employer Contribution remains after allocation has been made in accordance with the provisions of paragraph (a) above, the
     Eligible Employee with the next lowest "test compensation", as defined in
     Section 7.1, shall receive an allocation equal to the lower of:

     (i)  the maximum contribution permitted to be made to the Plan on his behalf under Code Section 415, taking into account any contributions already made on his behalf, or

     (ii) the balance of the Qualified Nonelective Contribution made by the
          Employer for the Contribution Period remaining after allocation has been made in accordance with the provisions of paragraph (a) above.

(c)  If any Qualified Nonelective Contribution remains after allocation has been made in accordance with the provisions of paragraph (b) above, allocations shall continue to Eligible Employees as provided in paragraph (b) in ascending order of "test compensation", until the Qualified Nonelective
     Contribution has been fully allocated.

6.6      AMOUNT AND ALLOCATION OF SAFE HARBOR MATCHING CONTRIBUTIONS

Each Employer shall make a Safe Harbor Matching Contribution on behalf of each of its Eligible Employees during the Contribution Period who has made
Tax-Deferred Contributions for such Contribution Period. The amount of the Safe
Harbor Matching Contribution shall be equal to:

                                       20

(a)  100 percent of the first three percent of the Eligible Employee's
     Compensation that he contributes to the Plan as Tax-Deferred Contributions plus

(b)  50 percent of the next two percent of the Eligible Employee's Compensation that he contributes to the Plan as Tax-Deferred Contributions.

Notwithstanding any other provision of the Plan to the contrary, Compensation earned by an Eligible Employee during the Contribution Period, but prior to the date on which the Employee first became an Eligible Employee shall be excluded in determining the amount of the Safe Harbor Matching Contribution made on behalf of such Eligible Employee.

6.7      VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE SPONSOR

The Sponsor shall verify the amount of Employer Contributions to be made by each
Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to an Employee who transfers from employment with one Employer as an Employee to employment with another Employer as an Employee.

6.8      PAYMENT OF EMPLOYER CONTRIBUTIONS

Employer Contributions made for a Contribution Period shall be paid in cash to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year. In no event, however, shall the Safe Harbor Matching
Contribution with respect to Tax-Deferred Contributions made during a Plan Year quarter be contributed later than the last day of the immediately following Plan
Year quarter.

6.9      ALLOCATION REQUIREMENTS FOR EMPLOYER CONTRIBUTIONS

A person who was an Eligible Employee during a Contribution Period shall be eligible to receive an allocation of Profit-Sharing Contributions for such
Contribution Period only if he is employed as an Employee on the last day of the
Contribution Period.

A person who was an Eligible Employee at any time during a Contribution Period shall be eligible to receive an allocation of Qualified Nonelective
Contributions for such Contribution Period.

A person who was an Eligible Employee at any time during a Contribution Period shall be eligible to receive an allocation of Safe Harbor Matching Contributions for such Contribution Period.

                                       21

6.10     VESTING OF EMPLOYER CONTRIBUTIONS

A Participant's vested interest in his Qualified Nonelective and Safe Harbor
Matching Contributions Sub-Accounts shall be at all times 100 percent.

A Participant's vested interest in his Profit-Sharing Contributions Sub-Account shall be determined in accordance with the following schedule:

      ------------------------------    -----------------------
         YEARS OF VESTING SERVICE          VESTED INTEREST
      ------------------------------    -----------------------
               Less than 3                       0%
      ------------------------------    -----------------------
            3, but less than 4                   20%
      ------------------------------    -----------------------
            4, but less than 5                   40%
      ------------------------------    -----------------------
            5, but less than 6                   60%
      ------------------------------    -----------------------
            6, but less than 7                   80%
      ------------------------------    -----------------------
                7 or more                       100%
      ------------------------------    -----------------------

Notwithstanding the foregoing, if a Participant is employed by an Employer or a
Related Company on his Normal Retirement Late, the date he becomes Disabled, or the date he dies, his vested interest in his Profit-Sharing Contributions
Sub-Account shall be 100 percent.

6.11     ELECTION OF FORMER VESTING SCHEDULE

If the Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer
Contributions Sub-Account, any Participant with three or more years of Vesting
Service shall have a right to have his vested interest in his Employer
Contributions Sub-Account continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Employer Contributions
Sub-Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing, a Participant's vested interest in his Employer Contributions
Sub-Account on the effective date of such an amendment shall not be less than his vested interest in his Employer Contributions Sub-Account immediately prior to the effective date of the amendment.

                                       22

6.12     FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS

Notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year or any prior Plan Year that are applied against Employer Contributions as provided in
Article XIV.

                                       23

                                  ARTICLE VII

                          LIMITATIONS ON CONTRIBUTIONS

7.1      DEFINITIONS

For purposes of this Article, the following terms have the following meanings:

The "AGGREGATE LIMIT" means the sum of (i) 125 percent of the greater of the average "contribution percentage" for "eligible participants" other than Highly
Compensated Employees or the average "deferral percentage" for Eligible
Employees other than Highly Compensated Employees and (ii) the lesser of 200 percent or two plus the lesser of such average "contribution percentage" or average "deferral percentage", or, if it would result in a larger "aggregate limit", the sum of (iii) 125 percent of the lesser of the average "contribution percentage" for "eligible participants" other than Highly Compensated Employees or the average "deferral percentage" for Eligible Employees other than Highly
Compensated Employees and (iv) the lesser of 200 percent or two plus the greater of such average "contribution percentage" or average "deferral percentage". For purposes of determining the "aggregate limit", the "contribution percentages"
and "deferral percentages" used shall be for the applicable "testing year".

The "ANNUAL ADDITION" with respect to a Participant for a "limitation year"
means the sum of the Tax-Deferred Contributions and Employer Contributions
allocated to his Account for the "limitation year" (including any "excess contributions" that are distributed pursuant to this Article), the employer contributions, "employee contributions", and forfeitures allocated to his accounts for the "limitation year" under any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a
Related Company concurrently with the Plan, and amounts described in Code
Sections 415(1)(2) and 419A(d)(2) allocated to his account for the "limitation year".

The "CONTRIBUTION PERCENTAGE" with respect to an "eligible participant" for a particular Plan Year means the ratio of the Matching Contributions made to the
Plan on his behalf for the Plan Year to his "test compensation" for such Plan
Year. To the extent permitted by regulations issued under Code Section 401(m), the Sponsor may elect to include the Tax-Deferred Contributions and/or Qualified
Nonelective Contributions made to the Plan on an "eligible participant's" behalf for the Plan Year in computing the numerator of such "eligible participant's"
"contribution percentage". Notwithstanding the foregoing, any Tax-Deferred
Contributions and/or Qualified Nonelective Contributions that are included in determining the numerator of an "eligible participant's" "deferral percentage"
may not be included in determining the numerator of his "contribution percentage".

Notwithstanding the foregoing, the following special rules apply for any Plan
Year in which the limitations on Tax-Deferred Contributions described in Section
7.4 are deemed satisfied, as provided in Section 7.13:

                                       24

(a)  Tax-Deferred Contributions and Safe Harbor Matching Contributions that are required to satisfy the requirements of Code Section 401(k)(12)(B) shall not be included in determining the numerator of an "eligible participant's"
     "contribution percentage" for such Plan Year.

(b)  If the limitations on Matching Contributions described in Section 7.7 are also deemed satisfied for the Plan Year, as provided in Section 7.13, the
     Sponsor may elect to exclude Matching Contributions made on an "eligible participant's" behalf for the Plan Year in determining the numerator of the
     "eligible participant's" "contribution percentage" for such Plan Year.

(c)  If the limitations on Matching Contributions described in Section 7.7 are not deemed satisfied for the Plan Year, the Sponsor may only elect to exclude Matching Contributions made on an "eligible participant's" behalf for the Plan Year in an amount up to four percent of the "eligible participant's" "test compensation" for the Plan Year in determining the numerator of the "eligible participant's" "contribution percentage" for such Plan Year.

Contributions made on an "eligible participant's" behalf for a Plan Year shall be included in determining his "contribution percentage" for such Plan Year only if the contributions are allocated to the "eligible participant's" Account as of a date within such Plan Year and are made to the Plan before the end of the
12-month period immediately following the Plan Year to which the contributions relate. The determination of an "eligible participant's" "contribution percentage" shall be made after any reduction required to satisfy the Code
Section 415 limitations is made as provided in this Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the
Treasury.

The "DEFERRAL PERCENTAGE" with respect to an Eligible Employee for a particular
Plan Year means the ratio of the Tax-Deferred Contributions made on his behalf for the Plan Year to his "test compensation" for the Plan Year. To the extent permitted by regulations issued under Code Section 401(k), the Sponsor may elect to include Qualified Nonelective Contributions made to the Plan on the Eligible
Employee's behalf for the Plan Year in computing the numerator of such Eligible
Employee's "deferral percentage". Notwithstanding the foregoing, any
Tax-Deferred Contributions and/or Qualified Nonelective Contributions that are included in determining the numerator of an Eligible Employee's "contribution percentage" may not be included in determining the numerator of his "deferral percentage".

Contributions made on an Eligible Employee's behalf for a Plan Year shall be included in determining his "deferral percentage" for such Plan Year only if they meet the following requirements:

(a)  Tax-Deferred Contributions must relate to Compensation that would, but for the Eligible Employee's deferral election, have been received by the
     Eligible Employee during such Plan Year.

                                       25

(b)  The contributions must be allocated to the Eligible Employee's Account as of a date within such Plan Year.

(c)  The contributions must be made to the Plan before the end of the 12-month period immediately following the Plan Year to which they relate.

The determination of an Eligible Employee's "deferral percentage" shall be made after any reduction required to satisfy the Code Section 415 limitations is made as provided in this Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

An "ELECTIVE CONTRIBUTION" means any employer contribution made to a plan maintained by an Employer or a Related Company on behalf of a Participant in lieu of cash compensation pursuant to his written election to defer under any qualified CODA as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, or any plan as described in Code Section 501(c)(18), and any contribution made on behalf of the
Participant by an Employer or a Related Company for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement.

An "ELIGIBLE PARTICIPANT" means any Eligible Employee who is eligible to have
Tax-Deferred Contributions made on his behalf (if Tax-Deferred Contributions are taken into account in determining "contribution percentages"), or to participate in the allocation of Matching Contributions.

An "EMPLOYEE CONTRIBUTION" means any employee after-tax contribution allocated to an Eligible Employee's account under any qualified plan of an Employer or a
Related Company.

An "EXCESS CONTRIBUTION" means any contribution made to the Plan on behalf of a
Participant that exceeds one of the limitations described in this Article.

An "EXCESS DEFERRAL" with respect to a Participant means that portion of a
Participant's Tax-Deferred Contributions for his taxable year that, when added to amounts deferred for such taxable year under other plans or arrangements described in Code Section 401(k), 408(k), or 403(b) (other than any such plan or arrangement that is maintained by an Employer or a Related Company), would exceed the dollar limit imposed under Code Section 402(g) as in effect on
January 1 of the calendar year in which such taxable year begins and is includible in the Participant's gross income under Code Section 402(g).

A "LIMITATION YEAR" means the Plan Year.

                                       26

A "MATCHING CONTRIBUTION" means any employer contribution allocated to an
Eligible Employee's account under any plan of an Employer or a Related Company solely on account of "elective contributions" made on his behalf or "employee contributions" made by him.

A "QUALIFIED MATCHING CONTRIBUTION" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related
Company solely on account of "elective contributions" made on his behalf or
"employee contributions" made by him that is a qualified matching contribution as defined in regulations issued under Code Section 401(k), is nonforfeitable when made, and is distributable only as permitted in regulations issued under
Code Section 401(k).

A "QUALIFIED NONELECTIVE CONTRIBUTION" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related
Company that the Participant could not elect instead to receive in cash, that is a qualified nonelective contribution as defined in Code Sections 401(k) and
401(m) and regulations issued thereunder, is nonforfeitable when made, and is distributable only as permitted in regulations issued under Code Section 401(k).

The "TEST COMPENSATION" of an Eligible Employee or "eligible participant" for a
Plan Year means compensation as defined in Code Section 414(s) and regulations issued thereunder, limited, however, to $150,000 (subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year) and, if elected by the
Sponsor, further limited solely to "test compensation" of an Employee attributable to periods of time when he is an Eligible Employee or "eligible participant". If the "test compensation" of an Eligible Employee or "eligible participant" is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Eligible Employee or "eligible participant" by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for an Eligible Employee or "eligible participant" who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on
Compensation for a period of at least 12 months.

The "TESTING YEAR" means the Plan Year for which the limitations on "deferral percentages" and "contribution percentages" of Highly Compensated Employees are being determined.

7.2      CODE SECTION 402(g) LIMIT

In no event shall the amount of the Tax-Deferred Contributions made on behalf of an Eligible Employee for his taxable year, when aggregated with any "elective contributions" made on behalf of the Eligible Employee under any other plan of an Employer or a Related Company for his taxable year, exceed the dollar limit imposed under Code Section 402(g), as in effect on January 1 of the calendar year in which such taxable year begins. In the event that the Administrator

                                       27

determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his Tax-Deferred Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the
Administrator determines that the Tax-Deferred Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the Tax-Deferred Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the
Tax-Deferred Contributions that, when aggregated with "elective contributions"
made on behalf of the Eligible Employee under any other plan of an Employer or a
Related Company, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be distributed to the Eligible
Employee no later than the April 15 immediately following such taxable year. Any
Tax-Deferred Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in determining the
Eligible Employee's "deferral percentage" for the "testing year" in which the
Tax-Deferred Contributions were made, unless the Eligible Employee is a Highly
Compensated Employee.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

7.3      DISTRIBUTION OF EXCESS DEFERRALS

Notwithstanding any other provision of the Plan to the contrary, if a
Participant notifies the Administrator in writing no later than the March 1 following the close of the Participant's taxable year that "excess deferrals"
have been made on his behalf under the Plan for such taxable year, the "excess deferrals", plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. Any Tax-Deferred Contributions that are distributed to a
Participant in accordance with this Section shall nevertheless be taken into account in determining the Participant's "deferral percentage" for the "testing year" in which the Tax-Deferred Contributions were made. If an amount of
Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this
Section occurs and no later than the last day of the Plan Year following the
Plan Year for which the Matching Contributions were made.

                                       28

7.4      LIMITATION ON TAX-DEFERRED CONTRIBUTIONS OF
         HIGHLY COMPENSATED EMPLOYEES

Except as provided in Section 7.13, the Tax-Deferred Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly
Compensated Employees may not result in an average "deferral percentage" for such Eligible Employees that exceeds the greater of

(a)  a percentage that is equal to 125 percent of the average "deferral percentage" for all other Eligible Employees for the "testing year"; or

(b)  a percentage that is not more than 200 percent of the average "deferral percentage" for all other Eligible Employees for the "testing year" and that is not more than two percentage points higher than the average
     "deferral percentage" for all other Eligible Employees for the "testing year",

unless the "excess contributions", determined as provided in Section 7.5, are distributed as provided in Section 7.6.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further Tax-Deferred Contributions on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected "deferral percentages" of Highly Compensated Employees by reducing the percentage of their deferral elections for any remaining portion of a Plan Year to such smaller percentage that will result in the limitation set forth above not being exceeded. In the event of any such suspension or reduction, Highly Compensated
Employees affected thereby shall be notified of the reduction or suspension as soon as possible and shall be given an opportunity to make a new deferral election to be effective the first day of the next following Plan Year.

In determining the "deferral percentage" for any Eligible Employee who is a
Highly Compensated Employee for the Plan Year, "elective contributions",
"qualified nonelective contributions", and "qualified matching contributions"
(to the extent that "qualified nonelective contributions" and "qualified matching contributions" are taken into account in determining "deferral percentages") made to his accounts under any plan of an Employer or a Related
Company that is not mandatorily disaggregated pursuant to IRS regulations
Section 1.410(b)-7(c), as modified by Section 1.401(k)-1(g)(11), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Code Section 401(k) do not permit such plan to be aggregated with the Plan.

                                       29

If one or more plans of an Employer or Related Company are aggregated with the
Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or
410(b), then "deferral percentages" under the Plan shall be calculated as if the
Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Code Section 401(k) only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "qualified nonelective contributions" and/or "qualified matching contributions" taken into account in determining "deferral percentages" for any
Plan Year.

7.5      DETERMINATION AND ALLOCATION OF EXCESS TAX-DEFERRED CONTRIBUTIONS
         AMONG HIGHLY COMPENSATED EMPLOYEES

Except as provided in Section 7.13, in the event that the limitation on
Tax-Deferred Contributions described in Section 7.4 is exceeded in any Plan
Year, the Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the contributions included in determining the
"deferral percentage" of Highly Compensated Employees in order of their
"deferral percentages" as follows:

(a)  The highest "deferral percentage(s)" shall be reduced to the greater of (1)
     the maximum "deferral percentage" that satisfies the limitation on
     Tax-Deferred Contributions described in Section 7.4 or (2) the next highest
     "deferral percentage".

(b)  If the limitation on Tax-Deferred Contributions described in Section 7.4 would still be exceeded after application of the provisions of paragraph
     (a), the Administrator shall continue reducing "deferral percentages" of
     Highly Compensated Employees, continuing with the next highest "deferral percentage", in the manner provided in paragraph (a) until the limitation on Tax-Deferred Contributions described in Section 7.4 is satisfied.

The determination of the amount of "excess contributions" hereunder shall be made after Tax-Deferred Contributions and "excess deferrals" have been distributed pursuant to Sections 7.2 and 7.3, if applicable.

After determining the dollar amount of the "excess contributions" that have been made to the Plan, the Administrator shall allocate such excess among Highly
Compensated Employees in order of the dollar amount of the Tax-Deferred
Contributions (to the extent such contributions are included in determining
"deferral percentages") allocated to their Accounts as follows:

(c)  The contributions made on behalf of the Highly Compensated Employee(s) with the largest dollar amount of Tax-Deferred Contributions allocated to his
     Account for the Plan Year shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such
     Highly Compensated Employees), but not below the

                                       30

     dollar amount of such contributions made on behalf of the Highly
     Compensated Employee(s) with the next highest dollar amount of such contributions allocated to his Account for the Plan Year.

(d)  If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions made on behalf of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of such contributions allocated to their Accounts for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

7.6      DISTRIBUTION OF EXCESS TAX-DEFERRED CONTRIBUTIONS

"Excess contributions" allocated to a Highly Compensated Employee pursuant to the preceding Section, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Code Section 4979 on the Employer maintaining the Plan with respect to such amounts.

If an amount of Tax-Deferred Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed Tax-Deferred Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of Tax-Deferred Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

7.7      LIMITATION ON MATCHING CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES

Except as provided in Section 7.13, the Matching Contributions made with respect to a Plan Year on behalf of "eligible participants" who are Highly Compensated
Employees may not result in an average "contribution percentage" for such
"eligible participants" that exceeds the greater of:

(a)  a percentage that is equal to 125 percent of the average "contribution percentage" for all other "eligible participants" for the "testing year";
     or

(b)  a percentage that is not more than 200 percent of the average "contribution percentage" for all other "eligible participants" for the "testing year"
     and that is not more than two percentage points higher than the average
     "contribution percentage" for all other "eligible participants" for the
     "testing year",

unless the "excess contributions", determined as provided in Section 7.8, are distributed as provided in Section 7.9.

                                       31

In determining the "contribution percentage" for any "eligible participant" who is a Highly Compensated Employee for the Plan Year, "matching contributions",
"employee contributions", "qualified nonelective contributions", and "elective contributions" (to the extent that "qualified nonelective contributions" and
"elective contributions" are taken into account in determining "contribution percentages") made to his accounts under any plan of an Employer or a Related
Company that is not mandatorily disaggregated pursuant to IRS regulations
Section 1.410(b)- 7(c), as modified by IRS regulations Section
1.401(k)-1(g)(11), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the plan for the plan year ending with or within the same calendar year as the Plan Year shall be treated as if such contributions were made to the Plan. Notwithstanding the foregoing, such contributions shall not be treated as if they were made to the Plan if regulations issued under Code
Section 401(m) do not permit such plan to be aggregated with the Plan.

If one or more plans of an Employer or a Related Company are aggregated with the
Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or
410(b), the "contribution percentages" under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Plans may be aggregated to satisfy Code Section 401(m) only if they have the same plan year.

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "elective contributions", "qualified nonelective contributions", and/or "qualified matching contributions" taken into account in determining
"contribution percentages" for any Plan Year.

7.8      DETERMINATION AND ALLOCATION OF EXCESS MATCHING CONTRIBUTIONS AMONG
         HIGHLY COMPENSATED EMPLOYEES

Except as provided in Section 7.13, in the event that the limitation on Matching
Contributions described in Section 7.7 is exceeded in any Plan Year, the
Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the contributions included in determining the "contribution percentage" of Highly Compensated Employees in order of their "contribution percentages" as follows:

(a)  The highest "contribution percentage(s)" shall be reduced to the greater of
     (1) the maximum "contribution percentage" that satisfies the limitation on
     Matching Contributions described in Section 7.7 or (2) the next highest
     "contribution percentage".

(b)  If the limitation on Matching Contributions described in Section 7.7 would still be exceeded after application of the provisions of paragraph (a), the
     Administrator shall continue reducing "contribution percentages" of Highly
     Compensated Employees, continuing with the next highest "contribution percentage", in the manner provided in

                                       32

     paragraph (a) until the limitation on Matching Contributions described in
     Section 7.7 is satisfied.

The determination of the amount of excess Matching Contributions shall be made after application of Sections 7.2, 7.3, and 7.6, if applicable.

After determining the dollar amount of the "excess contributions" that have been made to the Plan, the Administrator shall allocate such excess among Highly
Compensated Employees in order of the dollar amount of the Matching and
Tax-Deferred Contributions (to the extent such contributions are included in determining "contribution percentages") allocated to their Accounts as follows:

(c)  The contributions made on behalf of the Highly Compensated Employee(s) with the largest dollar amount of Matching and Tax-Deferred Contributions allocated to his Account for the Plan Year shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such Highly Compensated Employees), but not below the dollar amount of such contributions made on behalf of the Highly Compensated Employee(s)
     with the next highest dollar amount of such contributions allocated to his
     Account for the Plan Year.

(d)  If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions made on behalf of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of such contributions allocated to their Accounts for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

7.9      DISTRIBUTION OF EXCESS CONTRIBUTIONS

"Excess contributions" allocated to a Highly Compensated Employee pursuant to the preceding Section, plus any income and minus any losses attributable thereto, shall be distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax may be imposed under Code Section 4979 on the
Employer maintaining the Plan with respect to such amounts.

The distribution requirement of this Section shall be satisfied by reducing contributions made by or on behalf of the Highly Compensated Employee to the extent necessary in the following order:

(a)  Matching Contributions included in determining the Highly Compensated
     Employee's "contribution percentage" shall be distributed.

                                       33

(b)  Tax-Deferred Contributions included in determining the Highly Compensated
     Employee's "contribution percentage" shall be distributed.

7.10     MULTIPLE USE LIMITATION

Notwithstanding any other provision of the Plan to the contrary, the following multiple use limitation as required under Code Section 401 (m) shall apply: the sum of the average "deferral percentage" for Eligible Employees who are Highly
Compensated Employees and the average "contribution percentage" for "eligible participants" who are Highly Compensated Employees may not exceed the "aggregate limit". In the event that, after satisfaction of the limitations provided under this Article, it is determined that contributions under the Plan fail to satisfy the multiple use limitation contained herein, the multiple use limitation shall be satisfied by further reducing the "contribution percentages" of "eligible participants" whose Highly Compensated Employees to the extent necessary to eliminate the excess, as provided in the preceding Sections. Instead of reducing
"contribution percentages", the Administrator may determine to satisfy the multiple use limitation in an alternative manner, consistently applied, that may be permitted by regulations issued under Code Section 401(m).

For any Plan Year in which the limitations on Tax-Deferred Contributions described in Section 7.4 are deemed satisfied, as provided in Section 7.13, the provisions of this Section shall not apply.

7.11     TREATMENT OF FORFEITED MATCHING CONTRIBUTIONS

Any Matching Contributions that are forfeited pursuant to the provisions of the preceding Sections of this Article shall be applied against the Employer
Contribution obligations for any subsequent Contribution Period of the Employer for which the Participant most recently performed services as an Employee.
Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Contribution Period with respect to any Employer exceed the amount of such Employer's Employer Contribution obligation for the Contribution
Period, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall for all Plan purposes be applied against the Employer's Employer Contribution obligations for the following Contribution Period.

7.12     DETERMINATION OF INCOME OR LOSS

The income or loss attributable to "excess contributions" that are distributed pursuant to this Article shall be determined by multiplying the income or loss for the preceding Plan Year attributable to the Employee's Sub-Account to which the "excess contributions" were credited by a fraction, the numerator of which is the "excess contributions" made to such Sub-Account on the Employee's behalf for the preceding Plan Year and the denominator of which is (a) the balance of the Sub-Account on the last day of the preceding Plan Year, (b) reduced by the gain attributable

                                       34

to contributions to such Sub-Account for the preceding Plan Year, and (c)
increased by the loss attributable to contributions to such Sub-Account for the preceding Plan Year.

7.13     DEEMED SATISFACTION OF THE LIMITATIONS ON TAX-DEFERRED CONTRIBUTIONS
         AND MATCHING CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES

Notwithstanding any other provision of this Article to the contrary, for Plan
Years in which the Employers satisfy the safe harbor notice requirements described in the following Section, and make the Safe Harbor Matching
Contribution described in Article VI, the Plan shall be deemed to have satisfied the limitations on Tax-Deferred Contributions of Highly Compensated Employees
described in Section 7.4, and the limitations on Matching Contributions of
Highly Compensated Employees described in Section 7.7.

7.14     NOTICE REQUIREMENTS FOR SAFE HARBOR MATCHING CONTRIBUTIONS

For each Plan Year in which an Employer makes a Safe Harbor Matching
Contribution on behalf of its Eligible Employees, the Employer shall provide such Eligible Employees a notice describing (i) the formula used for determining
Safe Harbor Matching Contributions; (ii) any other Employer Contributions available under the Plan and the requirements that must be satisfied to receive an allocation of such Employer Contributions; (iii) the type and amount of
Compensation that may be deferred under the Plan as Tax Deferred Contributions;
(iv) how to make a cash or deferred election under the Plan and the periods in which such elections may be made or changed; and (v) the withdrawal and vesting provisions applicable to contributions under the Plan. The descriptions required in items (ii) through (v) may be provided by cross references to the relevant section(s) of an up to date summary plan description.

The notice shall be written in a manner calculated to be understood by the average Eligible Employee. The Employer shall provide such notice within one of the following periods, whichever is applicable:

(a)  for an Employee who is an Eligible Employee 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days before the beginning of the Plan Year, or

(b)  for an Employee who becomes an Eligible Employee after that date, within the period beginning 90 days before the date he becomes an Eligible
     Employee and ending on the date such Employee becomes an Eligible Employee;

provided, however, that such notice shall not be required to be provided to an
Eligible Employee earlier than is required under any guidance published by the
Internal Revenue Service.

Notwithstanding any other provision of the Plan to the contrary, an Eligible
Employee shall have a reasonable period (not fewer than 30 days) following receipt of such notice in which to make or

                                       35

amend his election to have his Employer make Tax-Deferred Contributions to the
Plan on his behalf.

7.15     CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS
         AND FORFEITURES

Notwithstanding any other provision of the Plan to the contrary, the "annual addition" with respect to a Participant for a "limitation year" shall in no event exceed the lesser of (i) $30,000 (adjusted as provided in Code Section
415(d)) or (ii) 25 percent of the Participant's compensation, as defined in Code
Section 415(c)(3) and regulations issued thereunder, for the "limitation year";
provided, however, that the limit in clause (i) shall be pro-rated for any short
"limitation year". If the "annual addition" to the Account of a Participant in any "limitation year" would otherwise exceed the amount that may be applied for his benefit under the limitation contained in this Section, the limitation shall be satisfied by reducing contributions made to the Participant's Account to the extent necessary in the following order:

         Tax-Deferred Contributions made on behalf of the Participant for the
         "limitation year" that have not been matched, if any, shall be reduced.

         Tax-Deferred Contributions made on behalf of the Participant for the
         "limitation year" that have been matched, if any, and the Matching
         Contributions attributable thereto shall be reduced pro rata.

         Profit-Sharing Contributions otherwise allocable to the Participant's
         Account for the "limitation year", if any, shall, be reduced.

         Qualified Nonelective Contributions otherwise allocable to the
         Participant's Account for the "limitation year", if any, shall be reduced.

The amount of any reduction of Tax-Deferred Contributions (plus any income attributable thereto) shall be returned to the Participant. The amount of any reduction of Employer Contributions shall be deemed a forfeiture for the
"limitation year".

Amounts deemed to be forfeitures under this Section shall be held unallocated in a suspense account established for the "limitation year" and shall be applied against the Employer's contribution obligation for the next following
"limitation year" (and succeeding "limitation years", as necessary). If a suspense account is in existence at any time during a "limitation year", all amounts in the suspense account must be applied against the Employer's contribution obligation before any further contributions that would constitute
"annual additions" may be made to the Plan.

For purposes of this Article, excesses shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation (as defined in Code Section 415(c)(3) and regulations issued thereunder), a reasonable error in determining the amount of

                                       36

"elective contributions" that may be made with respect to any Participant under the limits of Code Section 415, or other limited facts and circumstances that justify the availability of the provisions set forth above.

7.16     APPLICATION OF CODE SECTION 415 LIMITATIONS WHERE PARTICIPANT IS
         COVERED UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN

If a Participant is covered by any other qualified defined contribution plan
(whether or not terminated) maintained by an Employer or a Related Company concurrently with the Plan, and if the "annual addition" for the "limitation year" would otherwise exceed the amount that may be applied for the
Participant's benefit under the limitation contained in the preceding Section, such excess shall be reduced first by reducing "annual additions" under the Plan as provided in the preceding Section. If the limitation contained in the preceding Section still is not satisfied, such excess shall be reduced as provided in the defined contribution plans other than the Plan.

7.17     SCOPE OF LIMITATIONS

The Code Section 415 limitations contained in the preceding Sections shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Code Section 415(k).
For purposes of applying the Code Section 415 limitations contained in the preceding Sections, the term "Related Company" shall be adjusted as provided in
Code Section 415(h).

                                       37

                                  ARTICLE VIII

                            TRUST FUNDS AND ACCOUNTS

8.1      INVESTMENT FUNDS

The Sponsor shall determine the number and type of Investment Funds and shall communicate the same and any changes therein in writing to the Administrator and the Trustee. Each Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the
Plan in any Investment Fund shall be an undivided interest.

8.2      INCOME ON TRUST

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the
Trustee to the Investment Fund for which the income was received.

8.3      ACCOUNTS

As of the first date a contribution is made by or on behalf of an Employee there shall be established an Account in his name reflecting his interest in the
Trust. Each Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

8.4      SUB-ACCOUNTS

A Participant's Account shall be divided into such separate, individual
Sub-Accounts as are necessary or appropriate to reflect the Participant's interest in the Trust.

                                       38

                                   ARTICLE IX

                            LIFE INSURANCE CONTRACTS

9.1      NO LIFE INSURANCE CONTRACTS

A Participant's Account may not be invested in life insurance contracts on the life of the Participant.

                                       39

                                   ARTICLE X

                     DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1     FUTURE CONTRIBUTION INVESTMENT ELECTIONS

Each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which the contributions made on his behalf shall be invested. An Eligible Employee's investment election shall specify the percentage, in the percentage increments prescribed by the
Administrator, of such contributions that shall be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100 percent. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he records a change of investment election with the Administrator, in such form as the Administrator shall prescribe. If recorded in accordance with any rules prescribed by the Administrator, a
Participant's change of investment election may be implemented effective as soon as administratively feasible.

10.2     DEPOSIT OF CONTRIBUTIONS

All contributions made on a Participant's behalf shall be deposited in the Trust and allocated among the Investment Funds in accordance with the Participant's currently effective investment election. If no investment election is recorded with the Administrator at the time contributions are to be deposited to a
Participant's Account, his contributions shall be allocated among the Investment
Funds as directed by the Administrator.

10.3     ELECTION TO TRANSFER BETWEEN FUNDS

A Participant may elect to transfer investments from any Investment Fund to any other Investment Fund. The Participant's transfer election shall specify either
(i) a percentage, in the percentage increments prescribed by the Administrator, of the amount eligible for transfer, which percentage may not exceed 100 percent, or (ii) a dollar amount that is to be transferred. Any transfer election must be recorded with the Administrator, in such form as the
Administrator shall prescribe. Subject to any restrictions pertaining to a particular Investment Fund, if recorded in accordance with any rules prescribed by the Administrator, a Participant's transfer election may be implemented effective as soon as administratively feasible.

10.4     404(c) PROTECTION

The Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                                       40

                                   ARTICLE XI

                         CREDITING AND VALUING ACCOUNTS

11.1     CREDITING ACCOUNTS

All contributions made under the provisions of the Plan shall be credited to
Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date as provided in Section 11.2, as shall be determined by the Administrator.

11.2     VALUING ACCOUNTS

Accounts in the Trust Funds shall be valued by the Trustee on the Valuation
Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures, as determined by the Administrator.

11.3     PLAN VALUATION PROCEDURES

The assets of the Trust will be valued on each Valuation Date at fair market value. On such date, the earnings and losses of the Trust will be allocated to each Participant's Account according to the ratio of such Account balance to all
Account balances, or by utilizing any other formula as is appropriate under the circumstances.

The Administrator may, for administrative purposes, establish unit values for one or more Investment Fund (or any portion thereof) and maintain the accounts setting forth each Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Administrator shall deem to be fair, equitable, and administratively practicable. In the event that unit accounting is thus established for an investment Fund (or any portion thereof), the value of a
Participant's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment
Fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

11.4     FINALITY OF DETERMINATIONS

The Trustee shall have exclusive responsibility for determining the value of each Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

                                       41

11.5     NOTIFICATION

Within a reasonable period of time after the end of each Plan Year, the
Administrator shall notify each Participant and Beneficiary of the value of his
Account and Sub-Accounts as of a Valuation Date during the Plan Year.

                                       42

                                  ARTICLE XII

                                      LOANS

12.1     NO LOANS

There shall be no loans made to Participants from the Plan.

                                       43

                                  ARTICLE XIII

                           WITHDRAWALS WHILE EMPLOYED

13.1     NON-HARDSHIP WITHDRAWALS OF ROLLOVER CONTRIBUTIONS

A Participant who is employed by an Employer or a Related Company may elect at any time, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his Rollover Contributions Sub-Account.

13.2     AGE 59 1/2 WITHDRAWALS

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his vested interest in any of the following Sub-Accounts:

(a)  his Tax-Deferred Contributions Sub-Account.

(b)  his Safe Harbor Matching Contributions Sub-Account.

(c)  his Profit-Sharing Contributions Sub-Account.

13.3     OVERALL LIMITATIONS ON NON-HARDSHIP WITHDRAWALS

Non-hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

(a)  A Participant must apply for a non-hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

(b)  Withdrawals may be made effective as soon as administratively practicable after the Administrator's approval of the Participant's withdrawal application.

13.4     HARDSHIP WITHDRAWALS

A Participant who is employed by an Employer or a Related Company and who is determined by the Administrator to have incurred a hardship in accordance with the provisions of this Article may elect, subject to the limitations and conditions prescribed in this Article, to make a cash withdrawal from his vested interest in any of the following Sub-Accounts:

(a)  his Tax-Deferred Contributions Sub-Account, excluding any income credited to such Sub-Account after December 31, 1988.

                                       44

13.5     HARDSHIP DETERMINATION

The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the
Participant. An immediate and heavy financial need of the Participant means a financial need on account of:

(a)  expenses previously incurred by or necessary to obtain for the Participant, the Participant's spouse, or any dependent of the Participant (as defined in Section 152 of the Code) medical care described in Section 213(d) of the
     Code;

(b)  costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c)  payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, the
     Participant's spouse, or any dependent of the Participant; or

(d)  the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

(e)  Military Service by the Participant or the Participant's spouse.

13.6     SATISFACTION OF NECESSITY REQUIREMENT FOR HARDSHIP WITHDRAWALS

A withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Participant satisfies all of the following requirements:

(a)  The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant.

(b)  The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by an Employer or any Related Company.

(c)  The Participant's Tax-Deferred Contributions and the Participant's
     "elective contributions" and "employee contributions", as defined in
     Article VII, under all other qualified and nonqualified deferred compensation plans maintained by an Employer or any Related Company shall be suspended for at least 12 months after his receipt of the withdrawal.

(d)  The Participant's Tax-Deferred Contributions and "elective contributions", as defined in Article VII, for his taxable year immediately following the taxable year of the withdrawal shall not exceed the applicable limit under
     Code Section 402(g) for such next taxable year

                                       45

     less the amount of the Participant's Tax-Deferred Contributions and
     "elective contributions" for the taxable year of the withdrawal.

(e)  With respect to military service:

     (1)  The expected duration of service is 3 months or more and must be supported by military orders.

     (2)  Due to military requirements the Participant or the Participant's spouse are unable to work their normal job and therefore will lose a minimum of 20% of income.

     (3)  The Administrator will make the determination if the combined income of the Participant and the Participant's spouse will decrease by a minimum of 20% due to military service based on the following criteria:

     (4)  If the Participant's spouse is on military leave, the Participant must provide the Administrator with copies of their spouse's paycheck stubs from their former employer (if spouse is self-employed, the
          Participant must provide prior year's tax return) and proof of what the spouse is being paid by the military.

     (5)  If the Participant is on military leave, the Participant must provide the Administrator with copies of their spouse's paycheck stubs from their current employer (if spouse is self-employed, the Participant must provide prior year's tax return) and proof of what the
          Participant is being paid by the military.

A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his Tax-Deferred Contributions are suspended in accordance with this Section.

13.7     CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS

Hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

(a)  A Participant must apply for a hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

(b)  Hardship withdrawals may be made effective as soon as administratively practicable after the Administrator's approval of the Participant's withdrawal application.

(c)  The minimum hardship withdrawal that a Participant may make shall be $500.

                                       46

(d)  The amount of a hardship withdrawal may include any amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

(e)  Notwithstanding (c) above, the following conditions and limitations shall apply for military service:

     (1)  The Participant may not request a hardship withdrawal until the
          Participant or the Participant's spouse has completed 2 months of military service.

     (2)  The maximum amount available will be determined by the Administrator in accordance with the following:

          (A)  The difference between the Participant and the Participant spouse's prior income and their combined income during the 3 month period of military service. (The 3 months determination will be based on the 2 months of completed military service and 1 month of expected military service).

          (B)  If the Participant or the Participant's spouse continues in the military, the Participant may request additional hardship
               withdrawals after completion of additional 3 months of military service. The maximum amount available will be determined by the
               Administrator in accordance with the above.

13.8     ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB-ACCOUNTS

Distribution of a withdrawal amount shall be made from a Participant's
Sub-Accounts, to the extent necessary, in the order prescribed by the
Administrator, which order shall be uniform with respect to all Participants and non-discriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

                                       47

                                  ARTICLE XIV

                  TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1     TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

A Participant's Settlement Date shall occur on the date he terminates employment with the Employers and all Related Companies because of death, disability, retirement, or other termination of employment. Written notice of a
Participant's Settlement Date shall be given by the Administrator to the
Trustee.

14.2     SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100 percent, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in the following Section. If prior to such Settlement Date the Participant received a distribution under the Plan, his vested interest in his Employer Contributions
Sub-Account shall be an amount ("X") determined by the following formula:

         X=P(AB+D)-D

         For purposes of the formula:

         P  = The Participant's vested interest in his Employer
              Contributions Sub-Account on the date distribution is to be made.

         AB = The balance of the Participant's Employer Contributions
              Sub-Account as of the Valuation Date immediately preceding the date distribution is to be made.

         D  = The amount of all prior distributions from the Participant's
              Employer Contributions Sub-Account.

14.3     DISPOSITION OF NON-VESTED AMOUNTS

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be forfeited as of a date following such Settlement Date that is prescribed by the Administrator in a uniform and non-discriminatory manner.

14.4     TREATMENT OF FORFEITED AMOUNTS

Whenever the non-vested balance of a Participant's Employer Contributions
Sub-Account is forfeited during a Plan Year in accordance with the provisions of the preceding Section, the

                                       48

amount of such forfeiture shall be applied against the Employer Contribution obligations for any subsequent Contribution Period of the Employer for which the
Participant last performed services as an Employee. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any
Contribution Period with respect to any Employer exceed the amount of such
Employer's Employer Contribution obligation for the Contribution Period, the excess amount of such forfeitures shall be held unallocated in a suspense account established with respect to the Employer and shall be applied against the Employer's Employer Contribution obligations for the following Contribution
Period.

14.5     RECREDITING OF FORFEITED AMOUNTS

A former Participant who forfeited the non-vested portion of his Employer
Contributions Sub-Account in accordance with the provisions of Section 14.3 prior to the date he incurs five consecutive Breaks in Service and who is reemployed by an Employer or a Related Company shall have such forfeited amounts recredited to a new Account in his name if:

(a)  he returns to employment with an Employer or a Related Company before he incurs five consecutive Breaks in Service commencing after the later of (i)
     the date he received, or is deemed to have received, distribution of his vested interest in his Account or (ii) the date the non-vested portion of his Employer Contributions Sub-Account was forfeited;

(b)  he resumes employment covered under the Plan before the earlier of (i) the end of the five-year period beginning on the date he is reemployed or (ii)
     the date he incurs five consecutive Breaks in Service commencing after the later of (iii) the date he received, or is deemed to have received, distribution of his vested interest in his Account or (iv) the date the non-vested portion of his Employer Contributions Sub-Account was forfeited;
     and

(c)  if he received actual distribution of his vested interest in his Account, he repays to the Plan the full amount of such distribution that is attributable to Employer Contributions before the earlier of (i) the end of the five year period beginning on the date he is reemployed or (ii) the date he incurs five consecutive Breaks in Service commencing after the later of (iii) the date he received distribution of his vested interest in his Account or (iv) the date the non-vested portion of his Employer
     Contributions Sub-Account was forfeited.

The forfeited balance of a Participant's Account that is recredited to a
Participant's new Account hereunder shall be adjusted for earnings and losses that occurred during the period beginning on the date the non-vested portion of the Participant's Account was forfeited and ending on the earliest date such amounts could have been forfeited under the terms of Code Section 411(a)(7)(B).
Funds needed in any Plan Year to recredit the Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from
Trust income earned in such Plan Year, to the extent it has not yet been allocated among Participants' Accounts as provided in Article XI, with each
Trust Fund being charged with the amount of such income proportionately, unless his

                                       49

Employer chooses to make an additional Employer Contribution, and shall finally be provided by his Employer by way of a separate Employer Contribution.

A former Participant who forfeited the non-vested portion of his Employer
Contributions Sub-Account in accordance with the provisions of Section 14.3 on or after the date he incurs five consecutive Breaks in Service and who is reemployed by an Employer or a Related Company shall not have such forfeited amounts recredited to his Account.

                                       50

                                   ARTICLE XV

                                  DISTRIBUTIONS

15.1     DISTRIBUTIONS TO PARTICIPANTS

A Participant whose Settlement Date occurs shall receive distribution of his vested interest in his Account in the form provided under Article XVI beginning as soon as reasonably practicable following his Settlement Date or the date his application for distribution is filed with the Administrator, if later.

15.2     VOLUNTARY ELECTIVE TRANSFERS

Notwithstanding any other provision to the contrary, a Participant whose
Settlement Date has not occurred and who is not otherwise eligible to receive distribution of his Account under the Plan may elect to transfer his entire
Account from the Plan to another plan maintained by the Employer or a Related
Company if all of the following requirements are met:

(a)  the Participant transfers from employment as an Employee to other employment with an Employer or Related Company that is not covered by the
     Plan;

(b)  such other employment is covered by another profit sharing plan that includes a cash or deferred arrangement qualified under Code Section
     401(k); and

(c)  the Participant makes a voluntary, fully-informed election to transfer his entire Account to such other plan.

If a Participant elects a voluntary transfer, his transferred Account shall be subject to the provisions of such other plan and benefits shall be paid at the time and in the form of provided under such other plan without regard to the provisions of the Plan prior to such transfer.

15.3     DISTRIBUTIONS TO BENEFICIARIES

If a Participant dies prior to his Benefit Payment Date, his Beneficiary shall receive distribution of the Participant's vested interest in his Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. Unless distribution is to be made over the life or over a period certain not greater than the life expectancy of the Beneficiary, distribution of the Participant's entire vested interest shall be made to the
Beneficiary no later than the end of the fifth calendar year beginning after the
Participant's death. If distribution is to be made over the life or over a period certain no greater than the life expectancy of the Beneficiary, distribution shall commence no later than:

                                       51

(a)  If the Beneficiary is not the Participant's spouse, the end of the first calendar year beginning after the Participant's death; or

(b)  If the Beneficiary is the Participant's spouse, the later of (i) the end of the first calendar year beginning after the Participant's death or (ii) the end of the calendar year in which the Participant would have attained age
     70 1/2.

If distribution is to be made to a Participant's spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions.
If a Participant dies after the date distribution of his vested interest in his
Account begins under this Article, but before his entire vested interest in his
Account is distributed, his Beneficiary shall receive distribution of the remainder of the Participant's vested interest in his Account beginning as soon as reasonably practicable following the Participant's date of death in a form that provides for distribution at least as rapidly as under the form in which the Participant was receiving distribution.

15.4     CASH OUTS AND PARTICIPANT CONSENT

Notwithstanding any other provision of the Plan to the contrary, if a
Participant's vested interest in his Account does not exceed $5,000, distribution of such vested interest shall be made to the Participant in a single sum payment or through a direct rollover, as described in Article XVI, as soon as reasonably practicable following his Settlement Date. If a Participant has no vested interest in his Account on his Settlement Date, he shall be deemed to have received distribution of such vested interest on his Settlement Date.

If a Participant's vested interest in his Account exceeds $5,000, distribution shall not commence to such Participant prior to his Normal Retirement Date without the Participant's written consent.

15.5     REQUIRED COMMENCEMENT OF DISTRIBUTION

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Account shall commence to the Participant no later than the earlier of:

(a)  unless the Participant elects a later date, 60 days after the close of the
     Plan Year in which (i) the Participant attains age 65, (ii) the tenth anniversary of the year in which he commenced participation in the Plan occurs, or (iii) his Settlement Date occurs, whichever is latest; or

(b)  his Required Beginning Date.

Distributions required to commence under this Section shall be made in the form provided under Article XVI and in accordance with Code Section 401(a)(9) and regulations issued thereunder, including the minimum distribution incidental benefit requirements.

                                       52

15.6     TRANSITION RULES FOR REQUIRED COMMENCEMENT OF DISTRIBUTION

A Participant who is receiving required distributions under the Plan pursuant to the provisions of Code Section 401(a)(9) as in effect prior to January l, 1997, and whose Settlement Date has not occurred shall continue to receive distributions hereunder in accordance with the provisions of the Plan in effect prior to January 1, 2002.

15.7     REEMPLOYMENT OF A PARTICIPANT

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Company, he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred.

15.8     RESTRICTIONS ON ALIENATION

Except as provided in Code Section 401(a)(13) (relating to qualified domestic relations orders), Code Section 401(a)(13)(C) and (D) (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401 (a)-13(b)(2) of
Treasury regulations (relating to Federal tax levies and judgments), or as otherwise required by law; no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.9     FACILITY OF PAYMENT

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefore shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the
Administrator, be paid to another person for the use or benefit of the individual found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such individual.
The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any such payment shall be charged to the
Account from which any such payment would otherwise have been paid to the individual found incapable of

                                       53

attending to his financial affairs and shall be a complete discharge of any liability therefor under the Plan.

15.10    INABILITY TO LOCATE PAYEE

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person, and if that person or his executor or administrator does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, that benefit will be forfeited. However, if the payee later files a claim for that benefit, the benefit will be restored.

15.11    DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Code
Section 414(p), regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

                                       54

                                  ARTICLE XVI

                                 FORM OF PAYMENT

16.1     FORM OF PAYMENT

Distribution shall be made to a Participant, or his Beneficiary, if the
Participant has died, in a single sum cash payment.

16.2     DIRECT ROLLOVER

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in the form of payment provided under this Article, a
"qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have a portion or all of any "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee". Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover.

Notwithstanding the foregoing, a "qualified distributee" may not elect a direct rollover with respect to an "eligible rollover distribution" if the total value of such distribution is less than $200. For purposes of this Section, the following terms have the following meanings:

(a)  An "eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section
     403(a), or a qualified trust described in Code Section 401 (a) that accepts rollovers; provided, however, that, in the case of a direct rollover by a surviving spouse, an eligible retirement plan does not include a qualified trust described in Code Section 401(a).

(b)  An "eligible rollover distribution"' means any distribution of all or any portion of the balance of a Participant's Account; provided, however, that an eligible rollover distribution does not include the following:

     (i)  any distribution to the extent such distribution is required under
          Code Section 401(a)(9).

     (ii) any hardship withdrawal of Tax-Deferred Contributions made in accordance with the provisions of Article XIII.

(c)  A "qualified distributee" means a Participant, his surviving spouse, or his spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

                                       55

16.3     NOTICE REGARDING FORMS OF PAYMENT

Within the 60 day period ending 30 days before a Participant's Benefit Payment
Date, the Administrator shall provide the Participant with a written explanation of his right to defer distribution until his Normal Retirement Date, or such later date as may be provided in the Plan, his right to make a direct rollover, and the form of payment provided under the Plan. Distribution of the
Participant's Account may commence fewer than 30 days after such notice is provided to the Participant if (i) the Administrator clearly informs the
Participant of his right to consider his election of whether or not to make a direct rollover or to receive a distribution prior to his Normal Retirement Date for a period of at least 30 days following his receipt of the notice and (ii)
the Participant, after receiving the notice, affirmatively elects an early distribution.

16.4     ELIMINATION OF OPTIONAL FORMS OF PAYMENT

Prior to the effective date of this amendment and restatement, the Plan provided for distribution in the form of installment payments. The Plan no longer provides for distribution in that form. Notwithstanding the foregoing, if a
Participant's Benefit Payment Date occurs before the earlier of (1) 90 days following the date the Participant is provided with a notice describing elimination of such form of payment that meets the requirements of Department of
Labor Regulations Section 2520.104b-3 or (2) the first day of the second Plan
Year following the Plan Year in which the amendment and restatement is adopted, the Participant may elect to receive distribution under the eliminated form of payment as provided under the Plan as in effect immediately prior to the effective date of the amendment and restatement.

                                       56

                                  ARTICLE XVII

                                  BENEFICIARIES

17.1     DESIGNATION OF BENEFICIARY

An unmarried Participant's Beneficiary shall be the person or persons designated by such Participant in accordance with rules prescribed by the Administrator. A married Participant's Beneficiary shall be his spouse, unless the Participant designates a person or persons other than his spouse as Beneficiary with his spouse's written consent. For purposes of this Section, a Participant shall be treated as unmarried and spousal consent shall not be required if the
Participant is not married on his Benefit Payment Date.

If no Beneficiary has been designated pursuant to the provisions of this
Section, or if no Beneficiary survives the Participant and he has no surviving spouse, then the Beneficiary under the Plan shall be the deceased Participant's surviving children in equal shares or, if there are no surviving children, the
Participant's estate. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, and if the Participant has not designated another Beneficiary to receive the balance of the distribution in that event, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution.

17.2     SPOUSAL CONSENT REQUIREMENTS

Any written spousal consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan representative or a notary public. In addition, the spouse's written consent must either (i) specify any non-spouse Beneficiary designated by the Participant and that such
Beneficiary may not be changed without written spousal consent or (ii)
acknowledge that the spouse has the right to limit consent to a specific
Beneficiary, but permit the Participant to change the designated Beneficiary without the spouse's further consent. A Participant's spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's spouse hereunder shall be valid only with respect to the spouse who signs the consent.

                                       57

                                 ARTICLE XVIII

                                 ADMINISTRATION

18.1     AUTHORITY OF THE SPONSOR

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Sponsor shall be a "named fiduciary" as that term is defined in ERISA Section 402(a)(2). The Sponsor, by action in accordance with the requirements of its organizational authority, may:

(a)  allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in ERISA Section 405(c)(3)) among named fiduciaries; and

(b)  designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

The Sponsor shall also have the authority and discretion to engage an
Administrative Delegate who shall perform, without discretionary authority or control, administrative functions within the framework of policies, interpretations, rules, practices, and procedures made by the Sponsor or other
"named fiduciary". Any action made or taken by the Administrative Delegate may be appealed by an affected Participant to the Sponsor in accordance with the claims review procedure as provided in Section 18.4. Any decisions which call for interpretations of plan provisions not previously made by the Sponsor shall be made only by the Sponsor. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

18.2     DISCRETIONARY AUTHORITY

In carrying out its duties under the Plan, including making benefit determinations, interpreting or construing the provisions of the Plan, and resolving disputes, the Sponsor (or any individual to

                                       58

whom authority has been delegated in accordance with Section 18. l, other than the Administrative Delegate) shall have absolute discretionary authority.

18.3     ACTION OF THE SPONSOR

Any act authorized, permitted, or required to be taken under the Plan by the
Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the members of the committee appointed to act on behalf of the Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Sponsor designated by the Sponsor or the committee to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor as under the Plan shall be in writing and signed by either (i) a majority of the members of the committee appointed to act on behalf of the Sponsor or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees authorized to act for the Sponsor in accordance with the provisions of this
Section.

18.4     CLAIMS REVIEW PROCEDURE

Whenever a claim for benefits under the Plan filed by any person (herein referred to as the "Claimant") is denied, whether in whole or in part, the
Sponsor shall transmit a written notice of such decision to the Claimant within
90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such information is necessary, (iv) that the
Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, (v) records and other information relevant to the Claimant's claim, a description of the review procedures and in the event of an adverse review decision, a statement describing any voluntary review procedures and the Claimant's right to obtain copies of such procedures, and (vi) a statement that there is no further administrative review following the initial review, and that the Claimant has a right to bring a civil action under ERISA Section 502(a) if the Sponsor's decision on review is adverse to the
Claimant. The notice shall also include a statement advising the Claimant that, within 60 days of the date on which he receives such notice, he may obtain review of such decision in accordance with the procedures hereinafter set forth.
Within such 60-day period, the Claimant or his authorized representative may request that the claim denial be reviewed by filing with the Sponsor a written request therefor, which request shall contain the following information:

(a)  the date on which the Claimant's request was filed with the Sponsor;
     provided, however, that the date on which the Claimant's request for review was in fact filed with the Sponsor

                                       59

     shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;

(b)  the specific portions of the denial of his claim which the Claimant requests the Sponsor to review;

(c)  a statement by the Claimant setting forth the basis upon which he believes the Sponsor should reverse the previous denial of his claim for benefits and accept his claim as made; and

(d)  any written material (offered as exhibits) which the Claimant desires the
     Sponsor to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section or; if special circumstances require an extension, within 120 days of such date, the Sponsor shall conduct a full and fair review of the decision denying the
Claimant's claim for benefits and shall render its written decision on review to the Claimant. The Sponsor's decision on review shall be written in a manner calculated to be understood by the Claimant and shall specify the reasons and
Plan provisions upon which the Sponsor's decision was based.

Notwithstanding the foregoing, special procedures apply for processing claims and reviewing prior claim determinations if a Claimant's claim for benefits is contingent upon a determination as to whether a Participant is Disabled under the Plan.

18.5     QUALIFIED DOMESTIC RELATIONS ORDERS

The Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Code Section 414(p) and regulations issued thereunder.

18.6     INDEMNIFICATION

In addition to whatever rights of indemnification the members of the committee appointed to act on behalf of the Sponsor or any employee or employees of the
Sponsor to whom any power, authority, or responsibility is delegated pursuant to
Section 18.3, may be entitled under the organizational authority or regulations of the Sponsor, under any provision of law, or under any other agreement, the
Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority,

                                       60

responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

18.7     ACTIONS BINDING

Subject to the provisions of Section 18.4, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

                                       61

                                  ARTICLE XIX

                            AMENDMENT AND TERMINATION

19.1     AMENDMENT

Subject to the provisions of Section 19.2, the Sponsor may at any time and from time to time, by action in accordance with the requirements of its organizational authority, amend the Plan, either prospectively or retroactively.
Any such amendment shall be by written instrument executed by the Sponsor.

19.2     LIMITATION ON AMENDMENT

The Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary, except that nothing contained herein shall restrict the right to amend the provisions of the Plan relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Company or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries. The Sponsor shall make no retroactive amendment to the Plan unless such amendment satisfies the requirements of Code Section 401 (b) and/or Section 1.401(a)(4)-11 (g) of the
Treasury regulations, as applicable.

19.3     TERMINATION

The Sponsor reserves the right, by action in accordance with the requirements of its organizational authority, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a)  As of the termination date, each Investment Fund shall be valued and all
     Accounts and Sub-Accounts shall be adjusted in the manner provided in
     Article XI, with any unallocated contributions or forfeitures being allocated as of the termination date in the manner otherwise provided in the Plan. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b)  All Accounts shall then be disposed of to or for the benefit of each
     Participant or Beneficiary in accordance with the provisions of Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of

                                       62

     Article XV, if the Plan does not offer an annuity option and if neither his
     Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Account.

(c)  Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)) unless (i) neither his
     Employer nor a Related Company establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), a tax credit employee stock ownership plan as defined in Code Section 409, or a simplified employee pension as defined in
     Code Section 408(k)) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than two percent of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24-month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (I1), (III), and (IV) of sub-paragraph (D)(i) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such
Plan termination, the vested interest of each Participant and Beneficiary in his
Employer Contributions Sub-Account shall be 100 percent; and, if there is a partial termination of the Plan, the vested interest of each Participant and
Beneficiary who is affected by the partial termination in his Employer
Contributions Sub-Account shall be 100 percent. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.4     REORGANIZATION

The merger, consolidation, or liquidation of any Employer with or into any other
Employer or a Related Company shall not constitute a termination of the Plan as to such Employer. If an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant from his Tax-Deferred Contributions Sub-Account prior to his separation from service (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if (i) the distribution would constitute a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (II), (III), or (IV) of sub

                                       63

paragraph (D)(i) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.5     WITHDRAWAL OF AN EMPLOYER

An Employer other than the Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions, or, subject to Section 19.4 and unless the
Sponsor otherwise directs, it ceases to be a Related Company of the Sponsor or any other Employer. Upon the withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its
Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.3 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Company. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Company, and the interest of any
Participant employed solely by an Employer or a Related Company other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

                                       64

                                   ARTICLE XX

                           ADOPTION BY OTHER ENTITIES

20.1     ADOPTION BY RELATED COMPANIES

A Related Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption.

20.2     EFFECTIVE PLAN PROVISIONS

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

                                       65

                                  ARTICLE XXI

                            MISCELLANEOUS PROVISIONS

21.1     NO COMMITMENT AS TO EMPLOYMENT

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related
Company, or as a commitment on the part of any Employer or Related Company to continue the employment, compensation, or benefits of any person for any period.

21.2     BENEFITS

Nothing in the Plan nor the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3     NO GUARANTEES

The Employers, the Administrator, and the Trustee do not guarantee the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4     EXPENSES

The expenses of administration of the Plan, including the expenses of the
Administrator and fees of the Trustee, shall be paid from the Trust as a general charge thereon, unless the Sponsor elects to make payment. Notwithstanding the foregoing, the Sponsor may direct that administrative expenses that are allocable to the Account of a specific Participant shall be paid from that
Account and that the costs incident to the management of the assets of an
Investment Fund or to the purchase or sale of securities held in an Investment
Fund shall be paid by the Trustee from such Investment Fund.

21.5     PRECEDENT

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

21.6     DUTY TO FURNISH INFORMATION

The Employers, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

                                       66

21.7     MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each
Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.8     BACK PAY AWARDS

The provisions of this Section shall apply only to an Employee or former
Employee who becomes entitled to back pay by an award or agreement of an
Employer without regard to mitigation of damages. If a person to whom this
Section applies was or would have become an Eligible Employee after such back pay award or agreement has been effected, and if any such person who had not previously elected to make Tax-Deferred Contributions pursuant to Section 4.1 shall within 30 days of the date he receives notice of the provisions of this
Section make an election to make Tax-Deferred Contributions in accordance with such Section 4.1 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then such Participant may elect that any Tax-Deferred
Contributions not previously made on his behalf but which, after application of the foregoing provisions of this Section, would have been made under the provisions of Article IV shall be made out of the proceeds of such back pay award or agreement. in addition; if any such Employee or former Employee would have been eligible to participate in the allocation of Employer Contributions under the provisions of Article VI or XXII for any prior Plan Year after such back pay award or agreement has been effected, his Employer shall make an
Employer Contribution equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article VI or XXII as in effect during each such Plan Year. The amounts of such additional contributions shall be credited to the Account of such Participant. Any additional contributions made pursuant to this Section shall be made in accordance with, and subject to the limitations of the applicable provisions of the Plan.

21.9     CONDITION ON EMPLOYER CONTRIBUTIONS

Notwithstanding anything to the contrary contained in the Plan or the Trust
Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Code Section 401(a), the exempt status of the Trust under Code Section 501(a), and the deductibility of the contribution under Code Section 404. Except as otherwise provided in this
Section and Section 21.10, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an
Employer or any Related Company.

                                       67

21.10    RETURN OF CONTRIBUTIONS TO AN EMPLOYER

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)  is made under a mistake of fact, or

(b)  is disallowed as a deduction under Code Section 404,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. In the event the Plan does not initially qualify under Code Section 401(a), any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under ERISA Section
403(c)(2)(B).

21.11    VALIDITY OF PLAN

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the state or commonwealth in which the Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the
Plan shall not affect the legality or validity of any other part thereof.

21.12    TRUST AGREEMENT

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust
Agreement are hereby incorporated by reference into the Plan.

21.13    PARTIES BOUND

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

21.14    APPLICATION OF CERTAIN PLAN PROVISIONS

For purposes of the general administrative provisions and limitations of the
Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the
Plan. A Participant's Beneficiary, if the

                                       68

Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X.

21.15    MERGED PLANS

In the event another defined contribution plan (the "merged plan") is merged into and made a part of the Plan, each Employee who was eligible to participate in the "merged plan" immediately prior to the merger shall become an Eligible
Employee on the date of the merger. In no event shall a Participant's vested interest in his Sub-Account attributable to amounts transferred to the Plan from the "merged plan" (his "transferee Sub-Account") on and after the merger be less than his vested interest in his account under the "merged plan" immediately prior to the merger. Notwithstanding any other provision of the Plan to the contrary, a Participant's service credited for eligibility and vesting purposes under the "merged plan" as of the merger, if any, shall be included as
Eligibility and Vesting Service under the Plan to the extent Eligibility and
Vesting Service are credited under the Plan. Special provisions applicable to a
Participant's "transferee Sub-Account", if any, shall be specifically reflected in the Plan or in an Addendum to the Plan.

21.16    TRANSFERRED FUNDS

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

21.17    VETERANS REEMPLOYMENT RIGHTS

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u). The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service.

21.18    DELIVERY OF CASH AMOUNTS

To the extent that the Plan requires the Employers to deliver cash amounts to the Trustee, such delivery may be made through any means acceptable to the
Trustee, including wire transfer.

21.19    WRITTEN COMMUNICATIONS

Any communication among the Employers, the Administrator, and the Trustee that is stipulated under the Plan to be made in writing may be made in any medium that is acceptable to the receiving party and permitted under applicable law. In addition, any communication or disclosure to or from Participants and/or
Beneficiaries that is required under the terms of the Plan to be

                                       69

made in writing may be provided in any other medium (electronic, telephonic, or otherwise) that is acceptable to the Administrator and permitted under applicable law.

21.20    TRUST TO TRUST TRANSFER

Any Employee, including an Employee who has not yet satisfied any age and/or service requirements to become an Eligible Employee under the Plan, may, with the approval of the Administrator, have Transfer Contributions made to the Plan on his behalf by causing assets to be directly transferred by the trustee of another qualified retirement plan to the Trustee of the Plan.

Amounts contributed to the Plan through a direct rollover shall not constitute
Transfer Contributions.

Transfer Contributions made on behalf of an Employee shall be deposited in the
Trust and credited to a Transfer Contributions Sub-Account established in the
Employee's name. Such Sub- Account shall share in the allocation of earnings, losses, and expenses of the Trust Fund(s) in which it is invested, but shall not share in allocations of Employer Contributions.

In the event a Transfer Contribution is made on behalf of an Employee who has not yet satisfied the requirements to become an Eligible Employee under the
Plan, such Transfer Contributions Sub-Account shall represent the Employee's sole interest in the Plan until he becomes an Eligible Employee.

                                       70

                                  ARTICLE XXII

                              TOP-HEAVY PROVISIONS

22.1     DEFINITIONS

For purposes of this Article, the following terms shall have the following meanings:

The "COMPENSATION" of an employee means compensation as defined in Code Section
415 and regulations issued thereunder. In no event, however, shall the
"compensation" of a Participant taken into account under the Plan for any Plan
Year exceed $150,000 (subject to adjustment annually as provided in Code
Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the "compensation" of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual "compensation" limitation described above shall be adjusted with respect to that Participant by multiplying the annual "compensation" limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is "required" for a Participant who is covered under the Plan for less than one full Plan Year if the formula for allocations is based on "compensation" for a period of at least 12 months.

The "DETERMINATION DATE" with respect to any Plan Year means the last day of the preceding Plan Year, except that the "determination date" with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

A "KEY EMPLOYEE" means any Employee or former Employee who is a "key employee"
pursuant to the provisions of Code Section 416(i)(1) and any Beneficiary of such
Employee or former Employee.

A "NON-KEY EMPLOYEE" means any Employee who is not a "key employee".

A "PERMISSIVE AGGREGATION GROUP" means those plans included in each Employer's
"required aggregation group" together with any other plan or plans of the
Employer, so long as the entire group of plans would continue to meet the requirements of Code Sections 401(a)(4) and 410.

A "REQUIRED AGGREGATION GROUP" means the group of tax-qualified plans maintained by an Employer or a Related Company consisting of each plan in which a "key employee" participates and each other plan that enables a plan in which a "key employee" participates to meet the requirements of Code Section 401(a)(4) or
Code Section 410, including any plan that terminated within the five-year period ending on the relevant "determination date".

                                       71

A "SUPER TOP-HEAVY GROUP" with respect to a particular Plan Year means a
"required" or "permissive aggregation group" that, as of the "determination date", would qualify as a "top-heavy group" under the definition in this Section with "90 percent" substituted for "60 percent" each place where "60 percent"
appears in the definition.

A "SUPER TOP-HEAVY PLAN" with respect to a particular Plan Year means a plan that, as of the "determination date", would qualify as a "top-heavy plan" under the definition in this Section with "90 percent" substituted for "60 percent"
each place where "60 percent" appears in the definition. A plan is also a "super top-heavy plan" if it is part of a "super top-heavy group".

A "TOP-HEAVY GROUP" with respect to a particular Plan Year means a "required" or
"permissive aggregation group" if the sum, as of the "determination date", of the present value of the cumulative accrued benefits for "key employees" under all defined benefit plans included in such group and the aggregate of the account balances of "key employees" under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

A "TOP-HEAVY PLAN" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the "determination date", the aggregate of the accounts
(within the meaning of Code Section 416(g) and the regulations and rulings thereunder) of "key employees" exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant valuation date and increased for any distribution of an account balance made in the five-year period ending on the "determination date", (ii), in the case of a defined benefit plan, a plan for which, as of the "determination date'", the present value of the cumulative accrued benefits payable under the plan (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) to "key employees" exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits for employees (other than "key employees") to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Code Section 411(b)(1)(C) and including the present value of any part of any accrued benefits distributed in the five-year period ending on the "determination date", and (iii) any plan
(including any simplified employee pension plan) included in a "required aggregation group" that is a "top-heavy group". For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or a Related Company during the five-year period ending on the
"determination date" shall be disregarded. For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a "required" or "permissive aggregation group". A Participant's interest in the Plan attributable to any
Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Company, shall not be considered in determining whether the Plan is top-heavy.

                                       72

Notwithstanding the foregoing, if a plan is included in a "required" or
"permissive aggregation group" that is not a "top-heavy group", such plan shall not be a "top-heavy plan".

The "valuation date" with respect to any "determination date" means the most recent Valuation Date occurring within the 12-month period ending on the
"determination date".

22.2     APPLICABILITY

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a "top-heavy plan" as hereinafter defined. If the Plan is determined to be a "top-heavy plan" and upon a subsequent "determination date"
is determined no longer to be a "top-heavy plan", the vesting provisions of
Article VI shall again become applicable as of such subsequent "determination date"; provided, however, that if the prior vesting provisions do again become applicable, any Employee with three or more years of Vesting Service may elect in accordance with the provisions of Article VI, to continue to have his vested interest in his Employer Contributions Sub-Account determined in accordance with the vesting schedule specified in Code Section 22.5.

22.3     MINIMUM EMPLOYER CONTRIBUTION

If the Plan is determined to be a "top-heavy plan" for a Plan Year, the Employer
Contributions, other than Matching Contributions, allocated to the Account of each "non-key employee" who is an Eligible Employee and who is employed by an
Employer or a Related Company on the last day of such top-heavy Plan Year shall be no less than the lesser of (i) three percent of his "compensation" or (ii)
the largest percentage of "compensation" that is allocated as an Employer
Contribution and/or Tax-Deferred Contribution for such Plan Year to the Account of any "key employee"; except that, in the event the Plan is part of a "required aggregation group", and the Plan enables a defined benefit plan included in such group to meet the requirements of Code Section 401(a)(4) or 410, the minimum allocation of Employer Contributions to each such "non- key employee" shall be three percent of the "compensation" of such "non-key employee". Any minimum allocation to a "non-key employee" required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of "compensation", or whether he declined to make elective or mandatory contributions.

Employer Contributions allocated to a Participant's Account in accordance with this Section shall be considered "annual additions" under Article VII for the
"limitation year" for which they are made and shall be separately accounted for.
Employer Contributions allocated to a Participant's Account shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election.

                                       73

22.4     ACCELERATED VESTING

If the Plan is determined to be a "top-heavy plan", a Participant's vested interest in his Employer Contributions Sub-Account shall be determined no less rapidly than in accordance with the following vesting schedule:

      -------------------------------       -----------------------
         YEARS OF VESTING SERVICE               VESTED INTEREST
      -------------------------------       -----------------------
               Less than 2                            0%
      -------------------------------       -----------------------
            2, but less than 3                        20%
      -------------------------------       -----------------------
            3, but less than 4                        40%
      -------------------------------       -----------------------
            4, but less than 5                        60%
      -------------------------------       -----------------------
            5, but less than 6                        80%
      -------------------------------       -----------------------
                6 or more                            100%
      -------------------------------       -----------------------

                                       74

                                 ARTICLE XXIII

                                 EFFECTIVE DATE

23.1     GUST EFFECTIVE DATES

Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) the Uniformed Services Employment and Reemployment Rights Act
of 1996 ("USERRA"), (ii) Small Business Job Protection Act of 1996 ("SBJPA"),
(iii) the Taxpayer Relief Act of 1997 ("TRA '97"), (iv) any other change in the
Code or ERISA, or (v) regulations, rulings, or other published guidance issued under the Code, ERISA, USERRA, SBJPA, or TRA '97 (collectively the "GUST required changes"), the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an Employee or a waiver or exemption issued under the
Code, ERISA, USERRA, SBJPA, or TRA '97), including, but not limited to, the following:

(a)  The addition of a new Section to Article XXI entitled "Veterans
     Reemployment Rights" is effective December 12, 1994.

(b)  The following changes are effective for Plan Years beginning after December
     31, 1996:

     (i)   elimination of the family aggregation requirements;

     (ii)  changes to the definition of "Highly Compensated Employee" in Article
           I of the Plan;

     (iii) changes to the definition of "leased employee" in Article I or II, as applicable;

     (iv)  changes to the 401 (k) discrimination test in Article VII of the Plan and changes to the method of correction where the Plan fails to satisfy the test; and

     (v)   changes to the 401(m) discrimination test in Article VII of the Plan and changes to the method of correction where the Plan fails to satisfy the test.

(c)  Changes in the definition of "Required Beginning Date" in Article I of the
     Plan are effective January 1, 2002, but with respect only to Employees who attain age 70 1/2 on or after that date.

(d)  Changes to the anti-alienation provisions of Article XV to include the exceptions in Code Section 401(a)(13)(C) and (D) are effective for judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

                                       75

(e)  The increase in the cashout limit from $3,500 to the limit specified in the
     Plan is effective January 1, 1998.

(f)  Elimination of the look back rule for determining whether the value of a
     Participant's Account exceeds the cashout limit is effective March 22,
     1999.

(g)  Exclusion of hardship withdrawals of Tax-Deferred Contributions from the definition of "eligible rollover distribution" is effective January 1,
     2000.

(h)  Addition of Safe Harbor Matching Contributions to Article VI and provisions for deemed satisfaction of the 401(k) discrimination test and the 401(m)
     discrimination test in Article VII are effective January 1, 1999.

(i)  The provisions requiring payment of the Safe Harbor Matching Contribution with respect to Tax-Deferred Contributions made during a Plan Year quarter to be made no later than the last day of the following Plan Year quarter are effective the later of (i) the Plan Year quarter beginning after May 1,
     2000 or (ii) the effective date for Safe Harbor Matching Contributions to be made using a payroll period Contribution Period.

(j)  Elimination of the combined limit on defined benefit and defined contribution plans under Code Section 415(e) is effective the first day of the first "limitation year" beginning on or after January 1, 2000.

                                      * * *

                  EXECUTED AT       Orlando                                    ,
                              -------------------------------------------------

    Florida     , this     20th    day of             December                 ,
----------------       ------------        ---------------------------------

2002 .
----------------
                                       UNIVERSAL CITY DEVELOPMENT PARTNERS, LP
                                       D/B/A UNIVERSAL ORLANDO NOW KNOWN AS
                                       UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.
                                       D/B/A UNIVERSAL ORLANDO

                                       By:  /s/
                                            ------------------------------------
                                            Title: EVP, HR

                                       76

                                    ADDENDUM
                                       TO
                 S.T.A.R.S. (SAVE TO ACHIEVE RETIREMENT SUCCESS)

                            Re: Prior Plan Provisions

Notwithstanding any current provision of the Plan to the contrary, the following provisions of the Plan that were in effect prior to the effective date of this amendment and restatement shall continue to apply with respect to the accrued benefits of Participants who had an accrued benefit under the Plan prior to such effective date as set forth below:

a Participant (who has incurred a Settlement Date as defined in Article I prior to January, 1 2002) and who has a pre-1998 Matching Contributions Sub-Account
shall continue to have his Vested interest in his pre-1998 Matching
Contributions Sub-Account determined in accordance with the following schedule:

      --------------------------------      ------------------------
          YEARS OF VESTING SERVICE              VESTED INTEREST
      --------------------------------      ------------------------
                Less than 3                           0%
      --------------------------------      ------------------------
             3, but less than 4                       20%
      --------------------------------      ------------------------
             4, but less than 5                       40%
      --------------------------------      ------------------------
             5, but less than 6                       60%
      --------------------------------      ------------------------
             6, but less than 7                       80%
      --------------------------------      ------------------------
                 7 or more                           100%
      --------------------------------      ------------------------

A Participant who is employed by an Employer or a Related Company and who has attained age 59 1/2 may elect, subject to the limitations and conditions prescribed in Article XIII, to make a cash withdrawal from his vested interest in his pre-Safe Harbor Matching Contributions Sub-Account.

                                       77

                                 AMENDMENT NO. 1
                                       TO
                 S.T.A.R.S. (SAVE TO ACHIEVE RETIREMENT SUCCESS)

This Amendment of the Plan is adopted to:

1)   provide for application of the minimum distribution requirements of section
     401(a)(9) of the Internal Revenue Code in accordance with regulations proposed in January 2001.

This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

References to provisions by Plan Section or Article numbers in this Amendment are to the provisions associated with these Section or Article numbers in the approved volume submitter specimen plan from which the Plan is generated. If the
Section or Article numbers have been changed in generating the Plan, references are to the provisions in the Plan that are associated with the Section or
Article numbers in the approved volume submitter specimen plan.

                    REQUIRED MINIMUM DISTRIBUTION PROVISIONS

With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

EXECUTED AT ORLANDO, FL, this 12th day of AUGUST, 2002.

                                            By: /s/   Sue Steck
                                               --------------------------------

                                            Title: Director, Benefits
                                                   ----------------------------

                                 AMENDMENT NO. 2
                                       TO
                 S.T.A.R.S (SAVE TO ACHIEVE RETIREMENT SUCCESS)

This Amendment to the Plan is adopted to reflect certain provisions of the
Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This
Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.
Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

References to provisions by Plan Section or Article numbers in this Amendment are to the provisions associated with these Section or Article numbers in the approved volume submitter specimen plan from which the Plan is generated. If the
Section or Article numbers have been changed in generating the Plan, references are to the provisions in the Plan that are associated with the Section or
Article numbers in the approved volume submitter specimen plan.

                             ADDENDUM INCORPORATING
                           EGTRRA COMPLIANCE AMENDMENT

AMENDMENT SECTION 1: LIMITATIONS ON CONTRIBUTIONS

     Effective for "limitation years" beginning after December 31, 2001, the first sentence of the Section in Article VII entitled "Code Section 415
     Limitations on Crediting of Contributions and Forfeitures" is amended to provide as follows:

          Except to the extent permitted under Amendment Section 11 and Code
          Section 414(v), if applicable, the "annual addition" that may be contributed or allocated to a Participant's Account under the Plan for any "limitation year" shall not exceed the lesser of:

          (a)  $40,000, as adjusted for increases in the cost-of-living under
               Code Section 415(d), or

          (b)  100 percent of the Participant's compensation, within the meaning of Code Section 415(c)(3), for the "limitation year". The
               compensation limit referred to in this paragraph (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or
               419A(f)(2)) which is otherwise treated as an "annual addition".

AMENDMENT SECTION 2: INCREASE IN COMPENSATION LIMIT

     The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31,
     2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means
     Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

AMENDMENT SECTION 3: MODIFICATION OF TOP-HEAVY RULES

     This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after
     December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Section amends
     Article XXII of the Plan

     A.   The definition of "key employee in Section 22.1 is amended to provide as follows:

               A "KEY EMPLOYEE" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the "determination date" was an officer of an Employer or a Related Company having annual compensation greater than
               $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of an
               Employer or a Related Company, or a 1-percent owner of an
               Employer or a Related Company having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a "key employee" will be made in
               accordance with Code Section 416(i)(1) and the applicable
               regulations and other guidance of general applicability issued thereunder.

     B.   The definition of "top heavy plan" in Section 22.1 is modified for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of a "determination date"
          as follows:

               The present values of accrued benefits and the amounts of account balances of an Employee as of the "determination date" shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
               Section 416(g)(2) during the one-year period ending on the
               "determination date". The preceding

               sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been
               aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than
               separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period". The accrued benefits and accounts of any individual who has not performed services for an Employer or any Related Company during the one-year period ending on the "determination date"
               shall not be taken into account.

     C.   The Section in Article XXII entitled "Minimum Employer Contributions"
          is modified in the following respect:

               Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of
               Code Section 416(c)(2) of the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

AMENDMENT SECTION 4: DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

     Effective with respect to distribution made after December 31, 2001, the
     Section in Article XVI entitled "Direct Rollovers" is amended in the following respects:

     A.   The definition of "eligible retirement plan" in paragraph (a) is modified by the addition of a new sentence at the end thereof to provide as follows:

               An "eligible retirement plan" shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code
               Section 457(b) which is maintained by a state, political
               subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of "eligible retirement plan" shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section
               414(p).

     B.   If the Plan provides for hardship withdrawals, the definition of
          "eligible rollover distribution" in paragraph (b) is modified to exclude ALL hardship distributions. Any amount that is distributed on account of hardship shall not be an "eligible

          rollover distribution" and the distributee may not elect to have any portion of such a distribution paid directly to an "eligible retirement plan".

     C.   If the Plan includes assets attributable to After-Tax Contributions, the definition of "eligible rollover distribution" in paragraph (b) is modified to eliminate the exclusion of After-Tax Contributions. A portion of a distribution shall not fail to be an "eligible rollover distribution" merely because the portion consists of After-Tax
          Contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a)
          that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

AMENDMENT SECTION 5: ROLLOVERS FROM OTHER PLANS

     Effective with respect to distributions made after December 31, 2001, the
     Section of Article V entitled "Rollover Contributions" is amended to provide the following:

     A.   The Plan will accept as a Rollover Contribution a DIRECT ROLLOVER (the rollover is made directly from the other qualified plan or annuity contract) of an "eligible rollover distribution" from :

          |X|  a qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions.

               Effective date:  January 1, 2002

          |X|  an annuity contract described in Code Section 403(b), excluding after-tax employee contributions.

               Effective date: January 1, 2002

          |X|  an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

               Effective date: January 1, 2002

     B.   The Plan will accept as a Rollover Contribution a PARTICIPANT ROLLOVER
          (the rollover amount is first distributed to the participant who then rolls it over into the Plan) of an "eligible rollover distribution"
          from :

          |X|  a qualified plan described in Code Section 401(a) or 403(a).

          |X|  an annuity contract described in Code Section 403(b).

               Effective date: January 1, 2002

          |X|  an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

               Effective date:  January 1, 2002

     C.   Select one of the following:

          |X|  The Plan WILL accept as a Rollover Contribution a direct or participant rollover of the portion of a distribution from an
               INDIVIDUAL RETIREMENT ACCOUNT OR ANNUITY described in Code
               Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

               or

          |_|  The Plan WILL NOT accept as a Rollover Contribution a direct or participant rollover of the portion of a distribution from an
               INDIVIDUAL RETIREMENT ACCOUNT OR ANNUITY described in Code
               Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income.

AMENDMENT SECTION 6: REPEAL OF MULTIPLE USE TEST

If applicable, the Section of Article VII entitled "Multiple Use Limitation"
shall not apply for Plan Years beginning after December 31, 2001.

AMENDMENT SECTION 7: CATCH-UP CONTRIBUTIONS

All Eligible Employees who have attained age 50 before the close of the Plan
Year shall be eligible to make "catch-up contributions" in accordance with, and subject to the limitations of, Code Section 414(v). Such "catch-up contributions" shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Section 402(g) and 415.
The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12),
410(b), or 416, as applicable, by reason of the making of such "catch-up contributions"

Effective January 1, 2002

o    Tax-Deferred Contributions made under this provision are excluded from eligibility for Matching Contributions under the Plan.

AMENDMENT SECTION 8. MODIFICATION OF TOP-HEAVY RULES FOR SAFE HARBOR PLANS

     The top-heavy requirements of Code Section 416 and Article XXII of the Plan
     shall not apply in any year beginning after December 31, 2001, in which the
     Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Contributions with respect to which the requirements of Code Section 401(m)(11) are met.

AMENDMENT SECTION 9: SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

     A Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the effective date specified below, shall be prohibited from making "elective contributions" and "employee contributions", as defined in
     Section 7.1, under the Plan and all other plans maintained by an Employer or a Related Company for six months after receipt of the withdrawal. A
     Participant who makes a hardship withdrawal of Tax-Deferred Contributions in the calendar year immediately preceding the effective date shall be prohibited from making "elective contributions" and "employee contributions", as defined in Section 7.1, under the Plan and all other plans maintained by an Employer or a Related Company for the period specified below.

     Effective date: January 1, 2002

     Suspension Period for Hardship Withdrawals Made in Calendar Year preceding effective date:

     |X|  A Participant who receives a hardship withdrawal of Tax-Deferred
          Contributions in the calendar year preceding the effective date shall be prohibited from making "elective contributions" and "employee contributions" under the Plan and all other plans maintained by an
          Employer or a Related Company for six months after receipt of the distribution or until the effective date, if later.

          or

     |_|  A Participant who receives a hardship withdrawal of Tax-Deferred
          Contributions in the calendar year preceding the effective shall be prohibited from making "elective contributions" and "employee contributions" under the Plan and all other plans maintained by an
          Employer or a Related Company for the period specified in the provisions of the Plan relating to suspension of Tax-Deferred
          Contributions upon a hardship withdrawal that were in effect prior to this amendment.

AMENDMENT SECTION 10: ELIMINATION OF REDUCTION IN 402(g) LIMIT FOR YEAR
FOLLOWING YEAR IN WHICH HARDSHIP DISTRIBUTION MADE

     A Participant who makes a hardship withdrawal of Tax-Deferred Contributions on or after the effective date specified below, shall not have his maximum
     Tax-Deferred Contributions and "elective contributions" for the taxable year following the taxable year of the withdrawal reduced under Code
     Section 402(g) by the amount of his Tax-Deferred Contributions and
     "elective contributions" for the taxable year of the withdrawal.

     Effective date: January 1, 2002

     The Code Section 402(g) limit for a Participant who received a hardship withdrawal in the Calendar Year preceding the effective date:

     |X|  Shall not be reduced by the amount of his Tax-Deferred Contributions and "elective contributions" for the taxable year of the withdrawal.

          or

     |_|  Shall continue to be reduced by the amount of his Tax-Deferred
          Contributions and "elective contributions" for the taxable year of the withdrawal in accordance with the provisions of the Plan that were in effect prior to this amendment.

AMENDMENT SECTION 11: DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

|_|  THIS AMENDMENT SECTION 11 SHOULD BE SELECTED AND THE SELECTIONS AND
     FILL-INS BELOW COMPLETED IF YOUR PLAN PROVIDES FOR TAX-DEFERRED
     CONTRIBUTIONS AND YOU WANT DEFERRALS AND RELATED COSTS TO BE DISTRIBUTABLE
     IN THE EVENT YOU SELL OFF ASSETS AND WANT EMPLOYEES WHO CONTINUE EMPLOYMENT
     WITH THE BUYER TO BE PAID OUT OF THE PLAN.

     A Participant's Tax-Deferred Contributions Sub-Account, Qualified
     Nonelective Contributions Sub-Account, and Qualified Matching Contributions
     Sub-Account shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

     The preceding provisions shall apply for distributions made after:

     _________________________ (ENTER A DATE NO EARLIER THAN DECEMBER 31, 2001),
     and shall apply (CHOOSE ONE):

          |_|  regardless of when the severance from employment occurred.

               or

          |_|  for severances from employment occurring after ______________.
               (ENTER DATE)

     EXECUTED this 12th day of AUGUST, 2002.

                                       By: /s/ Sue Steck
                                           ------------------------------------

                                       Title: Director, Benefits
                                              ---------------------------------

                                  AMENDMENT 3
                                       TO

                 S.T.A.R.S. (SAVE TO ACHIEVE RETIREMENT SUCCESS)

This Amendment to the Plan is adopted to comply with final and temporary regulations issued under Code section 401(a)(9).

                                    SECTION I
                                   DEFINITIONS

1.1      INTERPRETATION

Except as otherwise specifically provided in this Amendment, any term defined in
Section 1.1 of the Plan has the meaning given to such term in that Section.

1.2      DEFINITIONS

(a)      A Participant's "DESIGNATED BENEFICIARY" means the individual who is designated as the Participant's Beneficiary under Article XVII of the
         Plan and is the designated beneficiary under Code Section 401(a)(9) and
         Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(b)      A "DISTRIBUTION CALENDAR YEAR" means a calendar year for which a minimum distribution is required.

         (i)      The first "distribution calendar year" designation will depend on whether distributions begin before or after the
                  Participant's death:

                  (A)      For distributions beginning before the Participant's
                           death, the first "distribution calendar year" is the
                           calendar year immediately preceding the calendar year
                           which contains the Participant's Required Beginning
                           Date.

                  (B)      For distributions beginning after the Participant's
                           death, the first "distribution calendar year" is the
                           calendar year in which distributions are required to
                           begin under Section 3.3 of this Amendment.

         (ii)     The timing of the required minimum distribution for a
                  "distribution calendar year" will be as follows:

                  (A)      The required minimum distribution for the
                           Participant's first "distribution calendar year" will
                           be made on or before the Participant's Required
                           Beginning Date.

                  (B)      The required minimum distribution for other
                           "distribution calendar years," including the required
                           minimum distribution for the "distribution calendar
                           year" in which the Participant's Required Beginning
                           Date occurs, will be made on or before December 31 of
                           that "distribution calendar year."

(c)      A Participant's or Beneficiary's "LIFE EXPECTANCY" means his or her life expectancy as computed by use of the Single Life Table in Section
         1.401(a)(9)-9 of the Treasury regulations.

(d)      A "PARTICIPANT'S ACCOUNT BALANCE" means:

         (i)      The Account balance as of the last Valuation Date in the
                  calendar year immediately preceding the "distribution
                  calendar year" (the "valuation calendar year"), adjusted as follows:

                  (A)      Such account balance shall be increased by the amount
                           of any contributions made and allocated or
                           forfeitures allocated to the Account balance as of
                           dates in the "valuation calendar year" after the
                           Valuation Date.

                  (B)      Such account balance shall be decreased by
                           distributions made in the "valuation calendar year"
                           after the Valuation Date.

         (ii)     The Account balance for the "valuation calendar year" includes any amounts rolled over or transferred to the Plan either in the "valuation calendar year" or in the "distribution calendar year" if distributed or transferred in the "valuation calendar year."

                                   SECTION II
                                  GENERAL RULES

2.1      EFFECTIVE DATE

Unless an earlier effective date is specified in Section 3.5, the provisions of this Amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

2.2      PRECEDENCE

The provisions of this Amendment take precedence over any inconsistent provisions of the Plan.

2.3      REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED

All distributions required under the Plan and this Amendment will be determined and made in accordance with the Treasury Regulations under Code Section
401(a)(9).

2.4      TEFRA SECTION 242(B)(2) ELECTIONS

Notwithstanding the other provisions of this Amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section
242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the
provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

                                   SECTION III
                         TIME AND MANNER OF DISTRIBUTION

3.1      DISTRIBUTIONS TO PARTICIPANT

A Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

3.2      REQUIRED MINIMUM DISTRIBUTIONS DURING A PARTICIPANT'S LIFETIME

(a)      During the Participant's lifetime, the minimum amount that will be distributed for each "distribution calendar year" is the lesser of:

         (i)      the quotient obtained by dividing the "Participant's account balance" by the distribution period in the Uniform Lifetime
                  Table set forth in Section 1.401(a)(9)-9 of the Treasury
                  Regulations, using the Participant's age as of the
                  Participant's birthday in the "distribution calendar year,"
                  and

         (ii)     if the Participant's sole "designated beneficiary" for a
                  "distribution calendar year" is the Participant's spouse, the quotient obtained by dividing the "Participant's account
                  balance" by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury
                  Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the
                  "distribution calendar year."

(b)      Required minimum distributions will be determined under this Section
         3.2 beginning with the first "distribution calendar year" and up to and including the "distribution calendar year" that includes the
         Participant's date of death.

3.3      DISTRIBUTIONS TO BENEFICIARIES WHEN PARTICIPANT DIES BEFORE
         DISTRIBUTIONS BEGIN

(a)      If a Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, in accordance with the following rules:

         (i)      Except as provided in paragraph (ii) below, the
                  Participant's entire interest must be distributed no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (ii)     If a distribution option other than lump sum is available to
                  Beneficiaries under the Plan, a "designated beneficiary" may elect to receive distributions according to the "life
                  expectancy rule" described in paragraphs (A) through (C)
                  below. Subject to the special rules for commencement of
                  distributions to spouses who qualify as sole "designated
                  beneficiaries" contained in subsection (b), such election
                  must be made no later than September 30 of the calendar year following the calendar year in which the Participant died.

                  (A)      Subject to the special rules for commencement of
                           distributions to spouses who qualify as sole
                           "designated beneficiaries" contained in subsection
                           (b), distribution must commence no later than
                           December 31 of the calendar year following the
                           calendar year in which the Participant died.

                  (B)      The minimum amount that will be distributed to the
                           "designated beneficiary" for each "distribution
                           calendar year" during the "designated beneficiary's"
                           lifetime is the quotient obtained by dividing the
                           "Participant's account balance" by the "designated
                           beneficiary's" remaining "life expectancy."

                  (C)      The "designated beneficiary's" remaining "life
                           expectancy" is determined for the first "distribution
                           calendar year" using the Single Life table in Section
                           1.401(a)(9)-9 of the Treasury Regulations, and the
                           "designated beneficiary's" age as of his or her
                           birthday in the calendar year immediately following
                           the calendar year of the Participant's death. In
                           subsequent "distribution calendar years," the
                           "designated beneficiary's" remaining "life
                           expectancy" is determined as follows:

                           (I)    if the Participant's spouse is not the
                                  Participant's sole "designated beneficiary,"
                                  the "life expectancy" determined above is
                                  reduced by one for each calendar year that has
                                  elapsed after the calendar year immediately
                                  following the calendar year of the
                                  Participant's death.

                           (II)   If the Participant's surviving spouse is the
                                  Participant's sole "designated beneficiary,"
                                  the "designated beneficiary's" remaining "life
                                  expectancy" shall be re-determined for each
                                  subsequent "distribution calendar year" using
                                  the Single Life Table in Section 1.401(a)(9)-9
                                  of the Treasury Regulations, and the
                                  "designated beneficiary's" age as of the
                                  "designated beneficiary's" birthday in the
                                  "distribution calendar year."

(b)      If a Participant's spouse is a sole "designated beneficiary" with respect to all or any portion of the Participant's interest, and a distribution option other than lump sum is available to Beneficiaries under the Plan, the following rules apply:

         (i)      Such spouse may elect to receive distributions according to the life expectancy rule described in Section 3.3.(a)(ii)
                  above and delay distribution commencement until the later
                  of:

                  (A)      December 31 of the calendar year immediately
                           following the calendar year in which the Participant
                           died; or

                  (B)      December 31 of the calendar year in which the
                           Participant would have attained age 70-1/2.

         (ii)     The spouse's election to delay distribution commencement
                  must be made no later than September 30 of the calendar year in which distribution would be required to begin under
                  Section 3.3(a)(i) or Section 3.3.(b)(i), whichever is
                  earlier.

(c)      For purposes of subsection (b), a Participant's spouse qualifies as a sole "designated beneficiary" if he or she is:

         (i)      entitled to the entire interest in the Participant's Account or a segregated portion of such Account; and

         (ii)     no other "designated beneficiary" is entitled to any portion of that interest unless the spouse dies prior to receiving full distribution of that interest.

(d)      If the Participant's spouse is a sole "designated beneficiary" with respect to all or any portion of the Participant's interest and the spouse dies after the Participant but before distributions to either the Participant or the spouse begin, the rules described above shall be applied with respect to the interest for which the spouse was the sole
         "designated beneficiary," substituting the date of the spouse's death for the date of the Participant's death.

(e)      Notwithstanding any other provision of Section 3.3 to the contrary, if there is no "designated beneficiary" as of September 30 of the calendar year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

3.4      DISTRIBUTIONS TO BENEFICIARIES WHEN THE PARTICIPANT DIES AFTER
         DISTRIBUTIONS HAVE BEGUN

(a)      When a Participant dies after having commenced receiving distribution in a form other than lump sum, minimum distributions for "distribution calendar years" beginning after the Participant's death will be determined as follows:

         (i)      When there is a "designated beneficiary," the minimum amount that will be distributed for each "distribution calendar year"
                  after the year of the Participant's death is the quotient
                  obtained by dividing the "Participant's account balance" by the longer of:

                  (A)      the remaining "life expectancy" of the Participant,
                           calculated using the Single Life Table set forth in
                           Section 1.401(a)(9)-9 of the Treasury Regulations and
                           the age of the Participant in the year of death,
                           reduced by one for each subsequent year; or

                  (B)      the remaining "life expectancy" of the "designated
                           beneficiary," as determined in Section 3.3(a)(ii)(C)
                           above.

         (ii)     When there is no "designated beneficiary" as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the Participant's remaining "life expectancy"
                  calculated using the Single Life Tables set forth in Section
                  1.401(a)(9)-9 of the Treasury Regulations and the age of the
                  Participant in the year of death, reduced by one for each
                  subsequent year.

3.5      EFFECTIVE DATE

This Amendment applies for purposes of determining required minimum distributions for "distribution calendar years" beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 "distribution calendar year" that are made on or after January 1, 2003.

3.6      COORDINATION WITH MINIMUM DISTRIBUTION REQUIREMENTS PREVIOUSLY IN
         EFFECT

Required minimum distributions for 2002 under this Amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the
Plan made to the distributee prior to the effective date of this Amendment equals or exceeds the required minimum distributions determined under this
Amendment, then no additional distributions will be required to be made for 2002 on or after the effective date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this Amendment is less than the amount determined under this Amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this Amendment.

EXECUTED AT           Orlando  , Florida    , this 23rd day
                      ---- --    -------           ----

of                June  , 2003.
                  ----

By:      /s/ John Sprouls
         ----------------

Title:       EVP - HR
             --------

                     S.T.A.R.S. (SAVE TO ACHIEVE RETIREMENT
                            SUCCESS) TRUST AGREEMENT

THIS TRUST AGREEMENT is made and entered into as of the 20th day of December,
2002 by and between Universal City Development Partners, Ltd. d/b/a Universal
Orlando as successor in interest to Universal City Development Partners, LP,
d/b/a Universal Orlando ("Company") and American Express Trust Company
("Trustee").

                                    RECITALS

FIRST:    The Company has established S.T.A.R.S. (Save to Achieve Retirement
          Success) (the "Plan"); and

SECOND:   The Company has previously established a trust to fund benefits under the Plan; and

THIRD:    The Company desires to amend and restate Trust and to continue with
          American Express Trust Company as Trustee hereunder;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS
                                   -----------

 1.1.    Incorporation of Definitions Used in Plan
         -----------------------------------------
         Unless otherwise defined herein, the definitions stated in the Plan, as defined in Section 1.2 of this Agreement, are hereby incorporated by reference into this Trust Agreement.

 1.2.    Definitions of Terms
         --------------------

          (a)  "Administrator" has the same meaning as defined under the document establishing S.T.A.R.S. (Save to Achieve Retirement
               Success) Plan.

          (b)  "Business Day" means any day the New York Stock Exchange is open for business.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended, or its successor.

          (d)  "ERISA" means the Employee Retirement Income Security Act of
               1974, as amended, or its successor.

                                       1

          (e)  "Investment Funds" mean the investment funds designated by the
               Company or the Administrator pursuant to Section 4.2 of this
               Trust Agreement.

          (f)  "Investment Manager" means the person appointed pursuant to
               Section 4.3 of this Trust Agreement to manage all or a portion of the assets of the Trust Fund.

          (g)  "Plan" means S.T.A.R.S. (Save to Achieve Retirement Success), as from time to time amended.

          (h)  "Trust Fund" means the fund maintained pursuant to this Trust
               Agreement for the exclusive purpose of funding the Plan as provided herein.

          (i)  "Valuation Date" means each Business Day.

                                    ARTICLE 2
                                   TRUST FUND
                                   ----------

 2.1.    Title
         -----
         The title of the trust created by this Trust Agreement is the
         S.T.A.R.S. (Save to Achieve Retirement Success) Trust (the "Trust").

 2.2.    Trust Fund
         ----------
         The Trust Fund shall consist of such sums of money or other property as shall from time to time be paid or delivered to the Trustee pursuant to the Plan, plus all income and gains, less losses, distributions and expenses chargeable thereto. The Trust Fund shall be held in trust and dealt with in accordance with the provisions of this Trust Agreement.

 2.3.    Tax Status of Trust
         -------------------
         The Company intends by this Trust Agreement to create a trust forming a part of the Plan which shall meet the requirements for qualification under Section 401 (a) of the Code and which shall be exempt from tax pursuant to Section 501 (a) of the Code.

 2.4.    Appointment of and Acceptance by Trustee
         ----------------------------------------
         The Company hereby appoints American Express Trust Company as nondiscretionary trustee of the Trust. The Trustee shall function as a directed Trustee as defined in Section 403(a) of ERISA. American
         Express Trust Company hereby accepts the Trust imposed upon it by this
         Trust Agreement and covenants and agrees to perform the same as herein expressed.

 2.5.    Right of the Company to Trust Assets
         ------------------------------------
         The Company shall have no rights or claims of any nature in or to the
         Trust Fund.

 2.6.    Exclusive Benefit of Participants and Beneficiaries
         ---------------------------------------------------

          (a)  Notwithstanding anything to the contrary contained in this Trust
               Agreement, or in any amendment thereto, it shall be impossible, except as otherwise provided under ERISA,

                                       2

               at any time prior to the satisfaction of all liabilities with respect to the Participants and Beneficiaries of the Plan, for
               any part of the Trust Fund, other than such part as is required to pay taxes and expenses of administration of the Plan and the
               Trust (including the payment of Trustee's fees), to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and Beneficiaries.

          (b)  The Company shall have no beneficial interest in the assets of the Trust, and no part of the Trust shall ever revert to or be repaid to the Company, directly or indirectly, except that upon written request, the Company shall have a right to recover:

               (1)  a contribution to the Plan made by mistake of fact if such contribution (to the extent made by mistake of fact) is
                    returned to the Company within one year after payment of
                    such contribution;

               (2)  any contributions to the Plan conditioned upon initial qualification of the Plan under section 401 (a) of the Code if the Plan does not so qualify and such contributions are returned to the Company within one year after the denial of qualification of the plan and only if a determination letter request is filed by the time prescribed by law for filing
                    the Company's tax return for the taxable year in which the
                    Plan is adopted;

               (3)  a contribution to the Plan which is disallowed as a
                    deduction under section 404 of the Code if such contribution
                    (to the extent disallowed) is returned to the Company within one year after the deduction is disallowed; and

               (4)  any residual assets due to a section 415 excess contribution upon termination of the Plan if all liabilities of the Plan to Participants and their Beneficiaries have been satisfied and the reversion does not contravene any provision of law.

 2.7.    Administrator shall direct Trustee
         ----------------------------------
         Company authorizes the Administrator to direct and instruct Trustee as provided in this Agreement.

                                   ARTICLE 3
                CONTRIBUTIONS TO AND DISTRIBUTIONS FROM THE TRUST
                -------------------------------------------------

 3.1.    Receipt of Contributions
         ------------------------
         The Trustee shall receive and hold as part of the Trust Fund such assets of the Plan as may be transferred to it from time to time and any contributions to the Plan made to the Trust Fund from time to time.
         The Trustee shall not be required to determine that any contributions, or the timing of such contributions, are in compliance with the Plan,
         ERISA or the Code, and shall be accountable only for the funds actually received by it. In the case of assets transferred from another trustee or any other fiduciary, the Trustee shall not be responsible for any actions or inactions of such trustee or other fiduciary either prior to
         or

                                       3

         after the transfer of Trust Fund assets. Company represents that any such assets, from time to time so transferred, were part of a qualified trust at the time of the transfer.

 3.2.    Distributions to Participants
         -----------------------------
         The Trustee, upon the written direction of the Administrator or by any other method authorized by the Administrator and agreed to by the
         Trustee, shall make distributions from the Trust Fund to such persons, in such manner, in such amounts (but not exceeding the then value of the Trust Fund), and for such purposes as may be specified in the direction of the Administrator. The Trustee may reserve from a distribution such reasonable amounts as the Trustee shall deem necessary to pay its expenses and any income, estate, inheritance or other tax, charge or assessment attributable to a distribution or may require such release from a taxing authority or such indemnification from the distributee as the Trustee shall deem necessary for the protection of the Trustee.

         The Trustee shall not be liable for making any distribution, failing to make any distribution, or discontinuing any distribution on the direction of the Administrator, or for failing to make any distribution by reason of the Administrator's failure to direct that such distribution be made. The Trustee has no duty to inquire whether any direction or absence of direction is in conformity with the provisions of the Plan or whether it is made in good faith without actual notice or knowledge of the changed condition or status of any recipient. The
         Company warrants that all such directions are and shall be in accordance with the provisions of the Plan with respect to which such distribution is made. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits under the Plan, and shall be discharged of any obligation in that respect when the Trustee shall have sent checks and other papers by regular mail, postage prepaid, to such persons and at such addresses as may be furnished by the Company.

                                   ARTICLE 4
                          INVESTMENT OF THE TRUST FUND
                          ----------------------------

 4.1.    Title to Assets
         ---------------
         The Trustee is vested with title to all the assets of the Trust Fund and shall have full power and authority to do all acts necessary to carry out its duties hereunder. Participants and Beneficiaries shall not have any right or interest in the Trust Fund except as provided in the Plan. Prior to the time of distribution, neither a Participant nor a Beneficiary (nor a legal representative of a Participant or a
         Beneficiary) shall have any right, by way of anticipation or otherwise, to assign, encumber, or in any manner dispose of any interest in the
         Trust except as permitted under the Plan or as required by law or directed by a court of competent jurisdiction.

 4.2.    Direction
         ---------

          (a)  The Administrator will direct the Trustee as to the Investment
               Funds to be established for investment of Trust Fund assets in accordance with the provisions of the Plan. Except for those
               Investment Funds that are mutual funds or that are under the investment control of an Investment Manager, the Company or the
               Administrator shall

                                       4

               exercise exclusive investment direction and control of the
               Investment Funds. To such extent: (1) the Company or the
               Administrator shall have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund and to direct the Trustee with respect to the investment, reinvestment and sale of such assets; and (2) the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The
               Trustee will promptly comply with any direction given by the
               Company or the Administrator.

          (b)  The Trustee shall invest in the Investment Funds in accordance with investment directions given by the Participants and
               Beneficiaries for whose accounts such assets are held, to the extent so provided for in the Plan. All such directions by the
               Participants or Beneficiaries to the Trustee will be made in writing or by telephone or in such other manner as is acceptable to the Trustee. Participants and Beneficiaries will be deemed fiduciaries for purposes of such investment selection.

          (c)  Where the Company or the Administrator, a Participant, a
               Beneficiary or an Investment Manager (except the Trustee as
               Investment Manager of any assets as provided herein), has the power and authority to direct the investment of any assets of the
               Trust Fund, the Trustee does not have any duty to question any direction, to review any securities or other property, or to make any suggestions in connection therewith. The Trustee will
               promptly comply with any direction given by the Company or the
               Administrator, a Participant, a Beneficiary or Investment
               Manager.

          (d)  The Trustee will not be liable in any manner or for any reason for any loss or other unfavorable investment results arising from its compliance with direction under this Section, nor be liable for failing to invest any assets of the Trust Fund under the management and control of the Company or the Administrator, a
               Participant, a Beneficiary or an Investment Manager in the
               absence of investment directions regarding such assets.

 4.3.    Investment Managers
         -------------------
          (a)  The Company has the power and authority to appoint one or more
               Investment Managers as defined in and subject to the requirements of ERISA. Each Investment Manager so appointed will have the power and authority to invest, acquire, manage or dispose of the assets of the Trust Fund under its management and to direct the
               Trustee with respect to the investment, reinvestment and sale of such assets.

          (b)  If the Company elects to delegate investment authority for the assets of all or any portion of the Trust Fund to an Investment
               Manager pursuant to subsection (a), the Company will inform the
               Trustee in writing of such designation and such written notice shall describe the portion of the Trust Fund affected. Upon receipt of such notice, the Trustee will be obligated to follow the investment directions of the Investment Manager with respect to the assets of the specified portion of the Trust Fund until the Trustee receives written notice that such Investment Manager has resigned or has been removed or replaced by the Company. The
               Trustee will not be a

                                       5

               party to any agreement between the Company and an Investment
               Manager, and will have no responsibility with respect to the terms and conditions of such agreement.

          (c)  In exercising its authority to delegate investment authority to an Investment Manager, the Company shall have the duty,
               responsibility and power to (i) examine and analyze the
               performance of prospective Investment Managers; (ii) select an
               Investment Manager or Managers; (iii) determine the portion of the Trust Fund that will be under the management of each
               Investment Manager; (iv) issue appropriate instructions to the
               Trustee and to each Investment Manager regarding the allocation of investment authority; (v) review the performance of each
               Investment Manager at periodic intervals; and (vi) remove any
               Investment Manager when the Company deems such removal to be necessary or appropriate.

          (d)  All directions by an Investment Manager to the Trustee concerning the investment, reinvestment, sale or management of assets of the
               Trust Fund will be made, in writing or in such other manner as is acceptable to the Trustee, by such person or persons as the
               Investment Manager designates in writing to the Trustee from time to time.

          (e)  An Investment Manager who engages any investment advisor or investment counselor that it deems necessary or appropriate, may provide that directions concerning the investment and
               reinvestment of the assets of the Trust Fund under its management and control to be made directly to the Trustee by such advisor or counselor as the Investment Manager's agent; provided, however, that prior to any such direction by the investment advisor or investment counselor, the Trustee receives written notice from the Investment Manager that the directions of such agent will be considered the directions of the Investment Manager and that the
               Investment Manager will be responsible for the directions of such agent.

          (f)  If an Investment Manager resigns or is removed by the Company, the Company will notify the Trustee in writing of such
               resignation or removal. Upon actual receipt of such notice, the power and authority to invest and reinvest the assets of the
               Trust Fund formerly under the control and management of the
               Investment Manager will return to the Company unless the Company indicates that a successor Investment Manager has been appointed with respect to such assets.

          (g)  The fees and expenses of each Investment Manager, except to the extent paid by the Company, shall be paid from the Trust Fund.
               The Trustee may request a representation from the Company that such payments are allowed under ERISA.

 4.4.    Investment in a Collective Fund
         -------------------------------
         When so directed by the Company or the Administrator or pursuant to investment directions given by Participants or Beneficiaries pursuant to Section 4.2, the Trustee shall invest and reinvest all or a portion of the Trust Fund through any common or collective trust fund or pooled investment fund, including collective investment funds maintained by
         American Express Trust Company or its successor, for the collective investment of funds held by it in

                                       6

         a fiduciary capacity. The 2000 Amended and Restated Declaration of
         Trust creating the American Express Trust Collective Investment Funds
         for Employee Benefit Trusts ("Declaration of Trust") is hereby incorporated by reference and made a part of this Agreement.
         Notwithstanding any other provision of this Agreement, the Trustee may commingle the designated assets from the Trust Fund with the money of trusts created by others, by causing such assets to be invested as a part of any one or more of the collective funds created by the others'
         declaration of trust and assets of this Trust Fund so added to any of the collective funds at any time shall be subject to all of the provisions of the declaration of trust as it is amended from time to time.

 4.5.    Trustee as Investment Manager
         -----------------------------
         The Company hereby appoints Trustee to serve as Investment Manager with respect to the Investment Funds set forth as American Express Trust
         Collective Funds under the investment authorization future Plan, which
         Exhibit may be amended from time to time by the company adapting another of the trustee's collective fund investment guidelines. (said
         Investment Funds hereinafter referred to as the "Account"):

         Trustee shall have full discretionary authority to formulate and execute an investment program for the management and investment of the
         Account, including the authority to:

          (a)  buy, sell, exchange, convert or otherwise trade in any stocks, bonds and other investments including money market instruments and investment contracts; and

          (b)  place orders for the execution of such investment transactions with or through such brokers, dealers or issuers as Trustee may select; and

          (c)  request the issuance of average price confirmations by participating brokers.

         Such authority shall be subject to the terms and conditions of this
         Agreement, the provisions of the Declaration of Trust with respect to any assets in the collective funds as provided in Section 4.4 of this
         Trust Agreement and any written investment objectives and guidelines that are executed by the Company and accepted by the Trustee. Such guidelines are incorporated herein by reference.

         To the extent the Trustee is an Investment Manager, it shall invest and reinvest the principal and income of the Account with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                       7

                                   ARTICLE 5
                                TRUSTEE'S POWERS
                                ----------------

 5.1.    Powers Exercisable by the Trustee in its Sole Discretion
         --------------------------------------------------------
         In addition to all other powers and authorities elsewhere in this
         Agreement specifically granted to the Trustee, the Trustee shall have the following powers and authority, to be exercised in its sole discretion:

          (a)  To keep any or all securities or other property in the name of a nominee with or without power of attorney for a transfer or in its own name without disclosing its capacity, or in bearer or book-entry form.

          (b)  To make, execute, acknowledge and deliver any and all instruments deemed necessary or appropriate to carry out the powers herein granted.

          (c)  To employ suitable agents, including, but not limited to, auditors, actuaries, accountants, and legal and other counsel, and to pay their expenses and reasonable compensation for
               services to the Trust from the Trust Fund. The Trustee may from time to time consult with legal counsel who may, but need not be, legal counsel for the Company and shall be fully protected in acting or refraining from acting upon the advice of any counsel with respect to legal questions.

          (d)  To settle securities trades through a securities depository that utilizes an institutional delivery system, in which even (the
               Trustee may deliver or receive securities in accordance with appropriate trade reports or statements given to the Trustee by such depository.

 5.2.    Powers exercisable by the Trustee, Subject to the Direction of the
         ------------------------------------------------------------------
         Company or the Administrator, or an Investment Manager
         ------------------------------------------------------
         The Trustee will exercise the following powers upon the direction of the Company or the Administrator, or the designated Investment
         Manager.

          (a)  To invest and reinvest Trust Fund assets in common stocks, preferred stocks, bonds, notes, debentures, mortgages, insurance policies, individual or group annuity contracts, investment contracts, commercial paper, fixed time deposits, money market instruments, mutual funds, collective investment funds or other investments, including investments offered by the Trustee or its affiliates.

          (b)  To invest and reinvest in stocks and other securities issued by the Company or any subsidiary or affiliate thereof.

          (c)  To borrow money for the purposes of this Trust upon such terms and conditions as deemed appropriate, and to obligate the Trust
               Fund for repayment.

                                       8

          (d)  To hold cash uninvested and unproductive of income or deposit same with any banking or savings institution, including its own banking department or the banking department of an affiliate.

          (e)  To exercise any or all conversion and subscription rights with respect to properties held in the Trust Fund.

          (f)  To hold, acquire, or invest in qualifying Employer securities as defined in section 407(d)(5) of ERISA or qualifying Employer real property as defined in section 407(d)(4) of ERISA (or both) to the extent that the aggregate fair market value of such
               securities and property does not exceed the limitations set forth in section 407 of ERISA.

          (g)  To pool all or any of the assets of the Trust with assets belonging to any other employee benefit trust created by the
               Company or an affiliate of the Company, and to commingle such assets and make joint or common investment carry joint accounts on behalf of the Trust and such other trust or trusts, and allocated undivided shares or interest in such investments or accounts or in any pooled assets to the two or more trusts in respect to their respective interests in the pooled investment.

 5.3.    Powers Exercisable by the Trustee Only Upon the Direction of the
         ----------------------------------------------------------------
         Administrator
         -------------
         Upon the direction of the Administrator, the Trustee will accept, compromise or otherwise settle any claims by or against the Trust Fund or disputed liabilities due to or from the Trustee with respect to the
         Trust Fund, including any claim that may be asserted for taxes under present or future laws, or to enforce or contest the same by appropriate legal proceedings.

 5.4.    Proxies and other Incidents of Ownership
         ----------------------------------------
         Trustee shall deliver or cause to be delivered, to the Administrator or the designated Investment Manager, all notice, prospectuses, financial statements, proxies and proxy soliciting materials relating to investments held hereunder. Except for Company Stock and those Trust
         Fund assets for which American Express Trust is the Investment Manager, the Trustee shall not vote any proxy or tender offer election, participate in any voting trust, exercise any option or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Administrator. If no such written instructions are received, such proxies elections and voting trust votes shall not be voted; such options or subscription rights shall not be exercised; and such mergers, reorganizations, consolidation, liquidations or sales shall not be joined, dissented from or opposed.

         The Administrator may assign to the Participants the right to vote proxies or exercise other rights of ownership with respect to all
         Investment Funds except Investment Funds for which American Express
         Trust is the Investment Manager. The Administrator shall provide direction regarding such assignment to the Trustee in writing. In this event, unless

                                       9

         otherwise agreed in writing: (i) the Administrator shall be responsible for distributing proxies and proxy related materials to the
         Participants and (ii) the Trustee shall deliver or cause to be delivered to the Administrator or the designated Investment Manager, all notices, prospectuses and finance statements relating to investments held hereunder. In the event the right to vote proxies or exercise other rights of ownership with is assigned to Participants, with the exception of Company Stock and those Trust Fund assets for which American Express Trust is the Investment Manager, the Trustee
         shall not vote any proxy or tender offer election, participate in any voting trust, exercise any option or subscription right or join in, dissent from or oppose any merger, reorganization, consolidation, liquidation or sale with respect to any asset held hereunder except in accordance with the timely written instructions of the Participants.
         Solely for this purpose, each Participant shall act as the Named
         Fiduciary, as defined in ERISA, in providing direction to the Trustee.
         All unallocated assets or investment held hereunder, and all assets or investments for which Trustee has not received instructions, shall not be voted. The Company acknowledges that the Plan does not require the
         Trustee to act in a manner contrary to the provisions of this
         Agreement.

                                    ARTICLE 6
                                   ACCOUNTING
                                   ----------

 6.1.    Valuation
         ---------

          (a)  The Trustee will determine the current fair market value of the assets and liabilities of the Trust Fund as of the end of each
               Valuation Date.

          (b)  The fair market value of assets of the Trust Fund will be determined by the Trustee on the basis of such sources of
               information as it may deem reliable, including (but not limited
               to) information reported in (1) newspapers of general
               circulation, (ii) standard financial periodicals or publications,
               (iii) statistical and valuation services, (iv) records of
               securities exchanges, (v) reports of any Investment Manager, insurance company or financial institution that has issued an investment contract to the Trustee or brokerage firm deemed reliable by the Trustee, or (vi) any combination of the
               foregoing. If the Trustee is unable to value assets from such sources, it may rely on information from the Company, the
               Administrator, appraisers or other sources, and will not be liable for inaccurate valuation based in good faith on such information.

          (c)  The Administrator may, for administrative purposes, establish unit values for one or more Investment Funds (or any portion thereof) and maintain the accounts setting forth each
               Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Administrator shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any Investment Fund, the value of a Participant's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof)
               multiplied by the number of units then credited to the
               Participant.

                                       10

6.2.     Records
         -------

          The Trustee will keep complete accounts of all investments, receipts and disbursements, other transactions hereunder, and gains and losses resulting from same. Such accounts will be sufficiently detailed to meet the Trustee's duties of reporting and disclosure required under applicable federal and state law. All accounts, books, contracts and records relating to the Trust Fund will be open to inspection and audit at all reasonable times by any person designated by the
          Administrator.

 6.3.    Reports
         -------

          (a)  Within 90 days following the close of each Plan Year, and as otherwise directed by the Administrator, and within 90 days following the Trustee's resignation or removal under Article 8 of this Agreement, the Trustee will furnish the Administrator with a written report setting forth the transactions effected by the
               Trustee during the period since it last furnished such a report and any gains or losses resulting from same, any payments or disbursements made by the Trustee during such period, the assets of the Trust Fund as of the last day of such period (at cost and at fair market value), and any other information about the Trust
               Fund that the Administrator may reasonably request. The Trustee will certify the accuracy of the report if such certification is required by any applicable federal or state law or regulation.

          (b)  Each report submitted pursuant to subsection (a) will be promptly examined by the Administrator. If the Administrator approves of such report, the Trustee will be forever released from any liability or accountability with respect to the propriety of any of its accounts or transactions so reported, as if such account had been settled by judgment or decree of a court of competent jurisdiction in which the Trustee, the Administrator, the
               Company, and all persons having or claiming any interest in the
               Trust Fund were made parties. The foregoing, however, is not to be construed to deprive the Trustee of the right to have its account judicially settled if it so desires.

          (c)  The Administrator may approve of any report furnished by the
               Trustee under subsection (a) either by written statement of approval furnished to the Trustee or by failure to file a written objection to the report with the Trustee within 90 days of the date on which the Administrator receives such report.

                                   ARTICLE 7
               COMPENSATION, RIGHTS AND INDEMNITIES OF THE TRUSTEE
               ---------------------------------------------------

 7.1.    Compensation and Reimbursement
         ------------------------------
          (a)  The Trustee will receive reasonable compensation for its services, including investment management services as provided in
               Section 4.5 herein, as agreed upon in writing from time to time between the Administrator and the Trustee. The Trustee will, as part of its compensation for services provided to the Plan, receive the earnings from any uninvested cash awaiting investment into or distributions from the Trust Fund. The Company agrees that the Trustee may hold such uninvested cash without incurring any liability for the payment of earnings on such uninvested cash.

                                       11

          (b)  The Trustee will be reimbursed for all reasonable expenses it incurs in the performance of its duties under this Trust
               Agreement. In this regard, reasonable expenses include (but are not limited to) accounting, consulting, actuarial, valuation of assets and, subject to Section 5.1, legal fees for professional services related to the administration of the Plan and this
               Agreement.

          (c)  Compensation and expenses payable under this Section 7.1 will be paid from the Trust Fund (and may be charged, if applicable, to an appropriate sub-account or subtrust), unless the Company pays such compensation and expenses directly to the Trustee. In addition, the Trustee is directed to pay compensation, expenses, or fees for other services provided to the Plan (including but not limited to recordkeeping services by American Express Trust)
               under separate agreement from the Trust Fund, unless the Company pays such compensation, and expenses or fees. The Company in its discretion may reimburse the Trust Fund for any compensation and expenses paid from the Trust Fund.

          (d)  In the event the Company files or declares bankruptcy, the
               Company authorizes the Trustee to make payment from the Trust
               Fund for any and all fees, expenses or other forms of
               compensation due under this Section whether or not the fees, expenses or other forms of compensation were earned but not yet paid prior to or after the bankruptcy filing.

 7.2.    Rights of the Trustee
         ---------------------

          (a)  Whenever in the administration of the Plan a certification or direction is required to be given to the Trustee, or the Trustee deems it necessary that a matter be approved prior to taking, permitting or omitting any action hereunder, such certification or direction will be fully made, or such matter may be deemed to be conclusively approved, by delivery to the Trustee of an instrument signed either (i) in the name of the Company by its
               Secretary or Assistant Secretary; or (ii) unless the matter concerns the authority of the Administrator, in the name of the
               Administrator by the Administrator; and the Trustee may rely upon such instrument to the extent permitted by law. Notwithstanding the foregoing, the Trustee may in its sole discretion accept such other evidence of a matter or require such further evidence as may seem reasonable to it, in lieu of such instrument. The
               Trustee will be protected in acting upon any notice, resolution, order, certificate, opinion, telegram, letter or other document believed by the Trustee to be genuine and to have been signed by the proper party or parties, and may act thereon without notice to a Participant or Beneficiary.

          (b)  The Company will provide the Trustee with specimen signatures of the Administrator and its delegates and the current authorized signers of each Investment Manager. The Trustee will be entitled to rely in good faith upon any directions signed by the
               Administrator or its appointed delegate, or by any authorized signer of an Investment Manager, and will incur no liability for following such directions.

                                       12

          (c)  The Trustee may accept communications by photostatic
               teletransmissions with duplicate or facsimile signatures as a delivery of such communications in writing until notified in writing by the Administrator or the Investment Manager that the use of such devices is no longer authorized.

 7.3.    Indemnification for Following Direction
         ---------------------------------------
         Upon demand, the Company will immediately indemnify and hold harmless the Trustee from all losses or liabilities, costs and expenses
         (including reasonable attorney's fees) to which the Trustee may be subject by reason of any acts taken in good faith in accordance with directions or instructions from the Company, Administrator, an
         Investment Manager (other than the Trustee acting in such capacity) or their delegates, Participants or Beneficiaries, or acts omitted in good faith due to absence of directions from the Company, the Administrator, an Investment Manager (other than the Trustee acting in such capacity),
         Participants or Beneficiaries unless such loss or liability is due to the Trustee's negligence or willful misconduct. This Section 7.3 shall survive the termination of this Trust Agreement.

         Trustee will indemnify, defend and hold harmless Company, its parent company, subsidiaries, related and affiliated companies and the officers, directors, agents and employees of each, harmless from and against any and all claims, demands, suits, judgments, damages, losses and expenses (including reasonable attorney's fees), arising out of
         Trustee's negligent acts, errors, omissions or willful misconduct. This provision shall survive the termination of this Agreement.

 7.4.    Limitation of Liability of Trustee
         ----------------------------------

          (a)  If the Trustee makes a written request for directions from the
               Company, the Administrator or an Investment Manager, the Trustee
               may await such directions without incurring liability. The
               Trustee has no duty to act in the absence of such requested directions, but may in its discretion take such action as it deems appropriate to carry out the purposes of this Agreement.

          (b)  The Trustee is not responsible for determining the adequacy of the Trust Fund to meet liabilities under the Plan, and is not liable for any obligations of the Plan or the Trust Fund in excess of the assets of the Trust Fund.

          (c)  The Company indemnifies and holds the Trustee harmless from and against all taxes, expenses (including reasonable attorney fees), liabilities, claims, damages, actions, suits or other charges incurred by or assessed against the Trustee resulting directly or indirectly from any act or omission of a predecessor trustee or other entity acting as a fiduciary.

 7.5.    Undertaking for Costs
         ---------------------
         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers as
         Trustee. In the event that the Trustee must commence or defend any action, administrative, judicial or otherwise, the Trustee may retain professionals including

                                       13

         legal or financial advisors to represent the Trustee in its capacity as
         Trustee hereunder. The Company shall promptly pay for the entire cost to retain such professionals. In the event Company does not pay for the cost to retain such professionals, such costs will be paid from the
         Trust Fund.

 7.6.    Necessary Parties to Legal Actions
         ----------------------------------
         Except as required by Section 502(h) of ERISA, only the Company, the
         Administrator and the Trustee will be considered necessary parties in any legal action or proceeding with respect to the Trust Fund, and no
         Participant, Beneficiary or other person having an interest in the
         Trust Fund will be entitled to notice. Any judgment entered on any such action or proceeding will be binding on all persons claiming under the
         Trust. Nothing in this Section 7.6 is intended to preclude a
         Participant or Beneficiary from enforcing his or her legal rights.

 7.7.    Binding Arbitration
         -------------------
         With regard to any disputes, which may arise out of or relate to the
         Agreement, Trustee and Company agree to work together in good faith to resolve all disputes promptly. Either party may demand in writing that each party's management representatives meet at such place as Company may designate to resolve the dispute. Upon receipt of this demand, each party will promptly comply and will negotiate in good faith to resolve the dispute. If the parties do not resolve the dispute within fourteen
         (14) days of the date of the first meeting between management representatives, Company and Trustee agree to mediate the dispute with a mutually agreed upon mediator. If the parties cannot agree upon the selection of a mediator, the mediator will be chosen from the list of certified mediators maintained by the court having jurisdiction over this Agreement. The parties agree to share the cost of any independent mediator engaged to assist the parties in resolving their differences.

         In the event the claim, dispute or other issue is not resolved through mediation, either party may institute litigation to resolve the issues.
         THE PARTIES EXPRESSLY AGREE TO WAIVE TRIAL BY JURY IN ANY SUCH LEGAL
         PROCEEDING.

         This provision shall survive the termination of this Agreement.

                                   ARTICLE 8
                      RESIGNATION OR REMOVAL OF THE TRUSTEE
                      -------------------------------------

 8.1.    Resignation
         -----------
         The Trustee may resign at any time by delivering to the Company a written notice of resignation, to take effect not less than 60 days after delivery, unless such time period is waived by the Company.

 8.2.    Removal
         -------
         The Company may remove the Trustee at any time by delivering to the
         Trustee a written notice of removal. Such removal will take effect no less than 60 days after delivery of such notice to the Trustee, unless such time period is waived by the Trustee.

                                       14

8.3.     Successor Trustee
         -----------------
         Upon the resignation or removal of the Trustee, the Company will appoint a successor trustee, which may accept such appointment by execution of this Agreement or another Trust agreement. In the event that no successor trustee is appointed, or accepts appointment, by the time that the resignation or removal of the Trustee is effective, the
         Trustee may (i) apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions, or (ii) treat the individual signing this Agreement on behalf of the Company, or his or her successor, as having appointed himself or herself as Trustee and as having filed his or her acceptance of appointment with the Trustee.
         Any expenses incurred by the Trustee in connection with said application will be paid from the Trust Fund as an expense of administration.

 8.4.    Settlement
         ----------
         After delivery of notice of the Trustee's resignation or removal, the
         Trustee is entitled to a settlement of its account from the Trust Fund unless otherwise paid by the Company.

 8.5.    Transfer to Successor Trustee
         -----------------------------
         Upon settlement of the Trustee's account, the Trustee will transfer to the successor trustee the Trust Fund as it is then constituted and true copies of its records relevant to the Trust Fund. Upon the transfer of
         Trust Fund assets, the Trustee's responsibilities under this Agreement will cease and the Trustee will be discharged from further accountability for all matters embraced in its settlement with respect to those assets, provided, however, that the Trustee executes and delivers the documents and written instruments which are necessary to transfer and convey the right, title and interest in such Trust Fund assets, to the successor trustee. Notwithstanding the foregoing, the
         Trustee is authorized to reserve such amount as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account. Any balance of such reserve remaining after the payment of such fees and expenses will be paid over to the successor trustee.
         Notwithstanding any provision of the Agreement to the contrary, the
         Trustee may invest and reinvest such reserves in any investment or investment vehicle appropriate for the temporary investment of cash reserves of trusts.

 8.6.    Duties of the Trustee Prior to Transfer to Successor Trustee
         ------------------------------------------------------------
         The Trustee's powers, duties, rights and responsibilities under this
         Agreement will continue, with respect to those Trust Fund assets held by the Trustee, until the date on which the transfer of the Trust Fund assets and delivery of the related documents to the successor trustee under Section 8.5 is completed. The successor trustee will neither be liable or responsible for any act or omission to act with respect to the operation or administration of the Trust Fund under this Agreement prior to the date it receives any Trust Fund assets and related documents, nor be under any duty or obligation to audit or otherwise inquire into or take any action concerning the acts or omissions of the
         Trustee or any predecessor trustee.

 8.7.    Powers, Duties and Rights of the Successor Trustee
         --------------------------------------------------
         Upon its receipt of assets of the Trust Fund and the documents related thereto, the successor trustee will become vested with all the estate, power, duties and rights of the

                                       15

         Trustee under this Agreement with respect to such assets with the same effect as though the successor trustee were originally named as Trustee hereunder.

                                   ARTICLE 9
                            AMENDMENT AND TERMINATION
                            -------------------------

 9.1.    Amendment
         ---------
         The Company by appropriate action in accordance with its organizational authority, reserves the right at any time and from time to time to amend, retroactively, if necessary, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee, provided that no such amendment which affects the rights, duties, liabilities or responsibilities of the Trustee may be made without its consent and provided further that no such amendment shall authorize or permit any part of the corpus or income of the Trust
         Fund to be used or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries, or permit any portion of the
         Trust Fund to revert to or become the property of the Company, except as otherwise provided under ERISA.

 9.2.    Termination
         -----------
         This Agreement and the Trust may be terminated at any time by the Board of Directors of the Company, and this Agreement and the Trust shall terminate in the event that a corporate successor to the Company notifies the Trustee in writing within ninety (90) days following the date it becomes the corporate successor that it does not intend to become a party to this Agreement. In the event of the termination of the Trust as provided herein, the Trustee shall dispose of the Trust
         Fund in accordance with the written directions of the Company and upon its certification that such direction is in accordance with the terms of the Plan, except that the Trustee may reserve such reasonable amounts as the Trustee may deem necessary for outstanding and accrued charges against the Plan including Trustee's expenses. If the Company fails to provide the Trustee with written directions regarding disposition of the Trust Fund, the Trustee may apply to a court of competent jurisdiction for directions as to the disposal of the Trust
         Fund. Upon termination of this Trust, the Trustee shall continue to have all of the powers provided in this Agreement as are necessary or desirable for the orderly liquidation and distribution of the Trust
         Fund.

                                   ARTICLE 10
                                  MISCELLANEOUS
                                  -------------

 10.1.   Successors and Assigns
         ----------------------
         This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns. No assignment (as defined in the Investment Advisors Act of 1940) of this Agreement shall be made by the Trustee without the written consent of the Company;
         provided, however, that the Trustee may assign this Agreement to the parent company of the Trustee or to a wholly-owned subsidiary of such parent company if such company is organized and chartered as a trust company. Company agrees to promptly notify Trustee in the event there is a corporate successor to the Company.

                                       16

10.2.    Governing Law
         -------------
         This Agreement will be construed and governed in all respects in accordance with applicable federal law, and, to the extent not preempted by such federal law, in accordance with the laws of the State of Minnesota.

 10.3.   Notices
         -------
         All notices required to be given pursuant to this Agreement shall be in writing and delivered first class U.S. mail, postage prepaid or by telecopy, telex or facsimile addressed to the appropriate party(ies) at their respective address set forth below, or at any other address of which a party shall have notified the other parties in writing.

          (a)  If to Trustee:

                   American Express Trust Company
                   Attn: Account Team for Universal Studios STARS Plan
                   991 AXP Financial Center
                   Minneapolis, MN 55474

          (b)  If to Company:

                   Universal City Development Partners, Ltd.
                   1000 Universal Studios Plaza
                   Orlando, FL 32819-7617

 10.4.   Allocation of Responsibility
         ----------------------------
         The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Agreement. Except to the extent imposed by ERISA, no fiduciary of the Plan shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by ERISA or by any regulations or rulings issued thereunder. The Trustee shall not be responsible in any way or any manner in which the Company or the
         Administrator carry out their respective responsibilities under this
         Agreement or, more generally, under the Plan.

 10.5.   Non Participating Employees.
         ----------------------------
         Company hereby represents and warrants that the Plan does not now and will not in the future cover any employees within the meaning of section 401(c) of the Internal Revenue Code.

 10.6.   Execution of Agreement
         ----------------------
         This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

 10.7.   Loans to Participants
         ---------------------
         Loans to Participants as provided for in the Plan shall be granted and administered by the Administrator. The Trustee shall distribute cash to such Participants who are granted loans in such amount and at such times as the Administrator shall from time to time direct in writing or by any other method authorized by the Administrator. Loan payments collected by the Administrator shall be forwarded to the Trustee. The amount of such loans shall be

                                       17

         carried by the Trustee as an asset of the Trust equal to the combined unpaid principal balance of all Participants. The Trustee shall rely conclusively upon the determination of the Administrator with respect to the amount of the combined unpaid principal balance of all
         Participants. The Trustee shall have no responsibility (1) to ascertain whether a loan complies with the provisions of the Plan, (2) for the decision to grant a loan, or (3) for the collection and repayment of a loan.

 10.8.   Severability
         ------------
         If any provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed and enforced as if such provision, to the extent invalid or unenforceable had not been included.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD
D/B/A UNIVERSAL ORLANDO AS SUCCESSOR IN INTEREST
TO UNIVERSAL CITY DEVELOPMENT PARTNERS, LP,
D/B/A UNIVERSAL ORLANDO

                                                 AMERICAN EXPRESS TRUST COMPANY

By:  /s/                                         By:  /s/
     -----------------------------                    -----------------------

Title:  EVP, HR                                  Title:  Vice President
        --------------------------                       --------------------

                                                         December 27, 2002

                                       18

                                    EXHIBIT A

Pursuant to Section 4.5, the Company hereby appoints American Express Trust to serve as an Investment Manager for the following Investment Funds:.

         American Express Trust Income Fund II
         American Express Trust Short-Term Horizon (25:75) Fund
         American Express Trust Medium-Term Horizon (50:50) Fund
         American Express Trust Long-Term Horizon (80:20) Fund
         American Express Trust Equity Index Fund II
         American Express Trust Small Cap Equity Index Fund II

                                       19